        D O D G E & C O X                             D O D G E & C O X
        -----------------                             -----------------
           Stock Fund
                                                          Stock Fund
                                                       Established 1965

       Investment Manager
           Dodge & Cox
       One Sansome Street
           35th Floor
   San Francisco, California
           94104-4443
         (415) 981-1710

       www.dodgeandcox.com
  For Fund literature and account
   information, please visit the
         Funds' web site.

        or write or call:
        Dodge & Cox Funds
c/o Boston Financial Data Services
          P.O. Box 8422
      Boston, Massachusetts
           02266-8422
         (800) 621-3979

 This report is submitted for the
    general information of the
    shareholders of the Fund.
 The report is not authorized for
   distribution to  prospective
   investors in the Fund unless
  it is  accompanied by a current
            prospectus.

     This report reflects our
   views, opinions and portfolio
    holdings as of December 31,
  2001, the end of the reporting
 period. The information provided
is not a complete analysis of every
aspect of any industry, security or
  the Fund. The Fund's portfolio                     37th Annual Report
composition may change depending on                   December 31, 2001
  market and economic conditions.
Although historical performance is                          2001
  no guarantee of future results,
   these insights may help you                         --------------
    understand our investment                          --------------
      management philosophy.                           --------------

12/01 SF AR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

In 2001 the Dodge & Cox Stock Fund had its second best year of investment per-formance relative to the broad equity market average in its 37-year history with a total return of +9.3% versus the -11.9% decline for the Standard & Poor's 500 Index (S&P 500). The Fund's best year was 2000. We are especially pleased for the Fund's long-term shareholders that the last two years have more than made up for the five quarter period from October 1997 through Decem-ber 1998 when the Fund rose slightly compared to the rapid advance of the eq-uity market. As of December 31, 2001, the five-year average annualized return for the Stock Fund was 15.7% versus 10.7% for the S&P 500. We believe that the Fund's return in excess of the S&P 500, during the ascension and decline of the technology bubble, validates our research-intensive, price-disciplined ap-proach to investing. Longer-term results for the Fund appear on the next page.

At year-end the Fund had total assets of $9.4 billion and a cash position of nearly 10%. The share price of the Fund rose from $96.67 at the end of 2000 to $100.51 on December 31, 2001. In addition, during the year, the Fund distrib-uted income dividends of $1.73 per share, short-term capital gain of $1.02 per share, and long-term capital gain of $2.18 per share.

Performance Review
The past five years have witnessed what is possibly the largest equity market speculation in history. The peak of the bubble occurred in the first half of 2000, and valuations have declined since. Over the years we have developed an investment compass to help guide our decision-making process. It has been es-pecially useful to us in this volatile market environment. Components of our compass include a fundamental research effort, an unwillingness to pay a pre-mium for our investments, a three-to-five year investment horizon, and a be-lief in the benefits of diversification. Underlying these tenets is the con-viction that we should seek to preserve, as well as to enhance the future pur-chasing power of our shareholders' wealth. Over the past few years many compa-nies, representing a significant percentage of the S&P 500, traded at prices that made them ill-suited to achieve this objective. Never has there been a better time to separate the notion of a good company from the concept of a good investment.

In the last year and a half, the dominant factor behind the Fund's strong per-formance has been the Fund's absence from the high-valuation areas of the mar-ket. For instance, the largest contributor to the Fund's positive performance relative to the S&P 500 in 2001 was the Fund's avoidance of high-valuation technology stocks. At the beginning of 2001 the Fund had 8% of its assets in-vested in technology companies, compared to over 20% in technology for the S&P
500. It is important to note that the Fund's holdings in this area are well established companies trading at reasonable valuations. Examples include Com-puter Sciences, Storage Technology and Xerox. In contrast, the technology com-panies in the S&P 500 are dominated by very large companies that for the most part continue to trade at premium valuations. During 2001, these high-valua-tion technology companies in the S&P 500 lost about a quarter of their value, while the technology companies held by the Fund appreciated by more than 20%. At the end of 2001 the Fund held 11% of its assets in technology, compared to 18% for the S&P 500.

During the year, the Fund also benefited from a sector emphasis and good stock selection in industrial commodities (e.g., Alcoa up 9% and Englehard up 38%), as well as good stock selection in the transportation sector (e.g., FedEx up 30% and Union Pacific up 14%). Other strong performers for the year include Lockheed Martin (up 39%), Whirlpool (up 57%) and Genuine Parts (up 46%). No one sector in the Fund hurt performance, but several stocks with disappointing returns remind us of the benefits of diversification including, Golden West Financial (down 12%), Pharmacia (down 29%) and NCR Corp. (down 25%).

Subsequent to December 31, 2001, the Kmart Corporation filed for bankruptcy protection. As of year-end, 1% of the Stock Fund was invested in the company. After a careful analysis of the situation, it appeared likely that the resid-ual value to the existing Kmart shareholders would be negligible in a reorga-nization plan, so we decided to sell the Fund's holding at a loss after the bankruptcy announcement. Our investment approach is consistent: we invest in what we believe are durable business franchises trading at below-average valu-ations. However, stocks trading at below-average valuations usually have a low price for a reason. Ultimately for Kmart, relentless competition combined with a recession further eroded the company's position. While we don't agree with management's decision to file a voluntary bankruptcy, the benefits of the Fund's diversification again means that this event had a minimal impact on the Fund's performance. For the month of January 2002, the Stock Fund declined - 0.2% versus the S&P 500's decline of -1.5%.

Current Strategy
While the "valuation gap" within the market has narrowed, we believe it is still substantial and we continue to find about half the market unattractive from a valuation standpoint. As an example, the 18% of the S&P 500 that is the technology sector trades at 44 times trailing earnings, while the market trades at 24 times earnings. (The Stock Fund's holdings trade at 17 times.) While we are concerned about the valuation of certain portions of the market, we remain optimistic about the prospects for a recovery in global economic

1 / Dodge & Cox Stock Fund

--------------------------------------------------------------------------------

growth in the coming years, and about those companies that are in the way of that growth.

We expect the consumer outside the U.S. to be a powerful force in driving global economic growth. Roughly half of the world's population has adopted free-market capitalist economic systems, which means that three billion people are organizing to produce and consume more. Technology supports this trend, as the declining cost of computing power and communications accelerates the devel-opment and diffusion of innovation, and cuts the costs and time to bring prod-ucts to market. More and more of the world's inhabitants are connected into the electronic global village, and consequently, there is no shortage of demand for a higher standard of living. Globalization is increasing competition and driv-ing the restructuring of industries on a worldwide basis. The reality of an in-tegrating global economy has led us to build our in-depth, fundamental research capabilities on companies domiciled outside the United States and to focus on U.S-based multinationals positioned to benefit from these trends.

About half of the Stock Fund is invested in companies that are well positioned to compete in the global marketplace. Furthermore, as of year-end, 8% of the Fund was invested in companies actually domiciled outside the United States, but whose stocks trade on U.S. exchanges.

Thank you for your continued confidence in our firm as shareholder of the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                            /s/ John A. Gunn
------------------------                      -----------------------
Harry R. Hagey, Chairman                      John A. Gunn, President

January 31, 2002



Ten Years of Investment Performance
--------------------------------------------------------------------------------
through December 31, 2001 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                                  10 years    10 years
                                 Stock Fund   S & P 500
                                 ----------   ---------
                        Dec-91     $10,000     $10,000
                        Dec-92     $11,286     $10,852
                        Dec-93     $13,549     $11,919
                        Dec-94     $14,043     $12,314
                        Dec-95     $18,395     $16,512
                        Dec-96     $22,495     $20,303
                        Dec-97     $28,889     $27,073
                        Dec-98     $30,438     $34,808
                        Dec-99     $34,470     $38,998
                        Dec-00     $42,550     $38,305
                        Dec-01     $46,529     $33,765

- Dodge & Cox Stock Fund $46,529
- S&P 500 $33,765


Average annual total return for periods ended December 31, 2001

                                           1 Year   5 Years  10 Years  20 Years
-------------------------------------------------------------------------------
Dodge & Cox Stock Fund                       9.33%   15.65%    16.62%    16.97%
S&P 500                                    -11.86    10.71     12.94     15.25
-------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                      Dodge & Cox Stock Fund / 2

Fund Information                                               December 31, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                $100.51
Total Net Assets (millions)                                               $9,396
30-Day SEC Yield/1/                                                        1.49%
2001 Expense Ratio                                                         0.54%
2001 Portfolio Turnover                                                      10%
Fund Inception Date                                                         1965

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 24 years.

Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                              87
Median Market Capitalization                                        $8.9 billion
Price-to-Earnings Ratio/2/                                                 16.6x
Price-to-Book Value                                                         2.0x
Foreign Stocks/3/ (% of Fund)                                               7.7%

Ten Largest Holdings                                                   % of Fund
--------------------------------------------------------------------------------
Bank One                                                                     2.8
Golden West Financial                                                        2.5
Xerox                                                                        2.5
Phillips Petroleum                                                           2.4
FedEx                                                                        2.4
Union Pacific                                                                2.2
Dow Chemical                                                                 2.2
May Department Stores                                                        2.2
Unocal                                                                       2.0
News Corp. Ltd., ADR                                                         1.8

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks:                                                                    90.2%
Cash Equivalents:                                                           9.8%

Ten Largest Industries                                                 % of Fund
--------------------------------------------------------------------------------
Energy                                                                      11.2
Electronics & Computer                                                       9.4
Banking                                                                      8.8
Retail & Distribution                                                        6.9
Chemicals                                                                    5.9
Insurance & Financial Services                                               5.8
Consumer Durables                                                            5.6
Transportation                                                               4.9
Pharmaceutical & Medical Products                                            4.8
Consumer Products                                                            3.5


/1/ An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/ Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/  All U.S. dollar-denominated.

3 / Dodge & Cox Stock Fund

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
COMMON STOCKS: 88.3%
--------------------------------------------------------------------------------

SHARES                                                              MARKET VALUE
CONSUMER: 17.0%
RETAIL AND DISTRIBUTION: 6.9%
  5,466,200 May Department Stores Co                             $  202,140,076
  4,380,300 Genuine Parts Co                                        160,757,010
  4,597,500 Nordstrom, Inc                                           93,007,425
 16,942,800 Kmart Corp.(a)                                           92,507,688
  1,775,000 McDonald's Corp                                          46,984,250
  1,724,800 Dillard's, Inc. Class A                                  27,596,800
  1,750,000 Gap, Inc                                                 24,395,000
                                                                 --------------
                                                                    647,388,249

CONSUMER DURABLES: 5.6%
  2,123,200 Whirlpool Corp                                          155,694,256
  4,360,000 Masco Corp                                              106,820,000
  7,586,423 Delphi Automotive Systems Corp                          103,630,538
  2,910,374 Ford Motor Co                                            45,751,080
  3,280,700 Dana Corp                                                45,536,116
  2,330,700 Fiat SPA ADR(b) (Italy)                                  37,640,805
    688,862 General Motors Corp                                      33,478,693
                                                                 --------------
                                                                    528,551,488

CONSUMER PRODUCTS: 3.5%
  3,187,300 Eastman Kodak Co                                         93,802,239
  2,321,400 VF Corp                                                  90,557,814
  2,926,100 Mattel, Inc                                              50,328,920
  1,732,600 Dole Food Co., Inc                                       46,485,658
    760,100 Unilever N.V. ADR(b) (Netherlands)                       43,789,361
                                                                 --------------
                                                                    324,963,992

MEDIA AND LEISURE: 1.0%
  3,082,100 R.R. Donnelley & Sons Co                                 91,507,549
                                                                 --------------
                                                                  1,592,411,278

FINANCE: 16.9%
BANKING: 8.8%
  6,733,400 Bank One Corp                                           262,939,270
  3,990,900 Golden West Financial Corp                              234,864,465
  4,666,400 Wachovia Corp                                           146,338,304
  1,594,888 Bank of America Corp                                    100,398,200
  1,860,000 Wells Fargo & Co                                         80,817,000
                                                                 --------------
                                                                    825,357,239

INSURANCE AND FINANCIAL SERVICES: 5.8%
  2,961,600 Loews Corp                                              164,013,408
  2,810,000 Torchmark Corp                                          110,517,300
  2,442,850 St. Paul Companies, Inc                                 107,412,114
  2,728,800 UNUMProvident Corp                                       72,340,488
    742,150 Chubb Corp                                               51,208,350
    621,900 MBIA, Inc                                                33,352,497
    347,100 Prudential Financial, Inc                                11,520,249
                                                                 --------------
                                                                    550,364,406

SHARES                                                              MARKET VALUE
REAL ESTATE INVESTMENT TRUST: 2.3%
  4,253,400 Equity Office Properties Trust                       $  127,942,272
  3,063,800 Equity Residential Properties Trust                      87,961,698
                                                                 --------------
                                                                    215,903,970
                                                                 --------------
                                                                  1,591,625,615

INDUSTRIAL COMMODITIES: 12.1%
CHEMICALS: 5.9%
  6,196,324 Dow Chemical Co                                         209,311,825
  2,980,300 Rohm and Haas Co                                        103,207,789
  1,869,600 Eastman Chemical Co                                      72,951,792
  1,300,700 Air Products & Chemicals, Inc                            61,015,837
  1,994,000 Engelhard Corp                                           55,193,920
  1,992,020 NOVA Chemicals Corp.(b) (Canada)                         38,386,225
    379,900 Lubrizol Corp                                            13,330,691
                                                                 --------------
                                                                    553,398,079

METALS AND MINING: 2.7%
  1,772,181 Rio Tinto PLC ADR(b) (United Kingdom)                   138,761,772
  3,257,500 Alcoa, Inc                                              115,804,125
                                                                 --------------
                                                                    254,565,897

PAPER AND FOREST PRODUCTS: 2.3%
  2,641,500 International Paper Co                                  106,584,525
  1,415,500 Weyerhaeuser Co                                          76,550,240
  1,013,400 Boise Cascade Corp                                       34,465,734
                                                                 --------------
                                                                    217,600,499

GENERAL MANUFACTURING: 1.2%
  7,835,499 Archer Daniels Midland Co                               112,439,411
                                                                 --------------
                                                                  1,138,003,886

ENERGY: 11.2%
  3,675,000 Phillips Petroleum Co                                   221,455,500
  5,154,600 Unocal Corp                                             185,926,422
  1,907,400 ChevronTexaco Corp                                      170,922,114
  6,424,100 Occidental Petroleum Corp                               170,431,373
  2,339,400 Amerada Hess Corp                                       146,212,500
  3,003,900 Baker Hughes, Inc                                       109,552,233
  1,734,418 PanCanadian Energy Corp.(b) (Canada)                     45,094,868
                                                                 --------------
                                                                  1,049,595,010

TECHNOLOGY: 10.8%
ELECTRONICS & COMPUTER: 9.4%
 22,308,900 Xerox Corp.(a)                                          232,458,738
  6,665,000 Hewlett-Packard Co                                      136,899,100
  1,856,800 Computer Sciences Corp.(a)                               90,946,064
  3,324,200 Thermo Electron Corp.(a)                                 79,315,412
  1,998,400 NCR Corp.(a)                                             73,661,024
  6,147,200 Compuware Corp.(a)                                       72,475,488
  3,350,300 Storage Technology Corp.(a)                              69,250,701
  5,536,900 Avaya, Inc.(a)                                           67,273,335
  1,568,500 Pitney Bowes, Inc                                        58,991,285
                                                                 --------------
                                                                    881,271,147

See accompanying Notes to Financial Statements        Dodge & Cox Stock Fund / 4

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
CONSUMER ELECTRONICS: 1.4%
 1,970,300 Sony Corp. ADR(b) (Japan)                             $   88,860,530
 3,876,600 Matsushita Electric Industrial Co., Ltd. ADR(b)
            (Japan)                                                  48,845,160
                                                                 --------------
                                                                    137,705,690
                                                                 --------------
                                                                  1,018,976,837

HEALTHCARE: 6.4%
PHARMACEUTICAL & MEDICAL PRODUCTS: 4.8%
 3,448,600 Schering Plough Corp                                     123,494,366
 2,835,686 Pharmacia Corp                                           120,942,008
 2,421,000 Becton, Dickinson & Co                                    80,256,150
 1,702,800 Akzo Nobel NV ADR(b) (Netherlands)                        76,370,580
 1,414,100 Bausch & Lomb, Inc                                        53,255,006
                                                                 --------------
                                                                    454,318,110

HEALTHCARE SERVICES: 1.6%
   759,800 WellPoint Health Networks, Inc.(a)                        88,782,630
 1,522,500 HCA-The Healthcare Company                                58,677,150
                                                                 --------------
                                                                    147,459,780
                                                                 --------------
                                                                    601,777,890

UTILITIES: 5.0%
ELECTRIC AND GAS UTILITIES: 3.3%
 1,875,600 TXU Corp                                                  88,434,540
 2,054,100 Ameren Corp                                               86,888,430
 1,818,900 American Electric Power Co., Inc                          79,176,717
 2,252,800 Wisconsin Energy Corp                                     50,823,168
                                                                 --------------
                                                                    305,322,855

TELEPHONE: 1.7%
 9,059,200 AT&T Corp                                                164,333,888
                                                                 --------------
                                                                    469,656,743

TRANSPORTATION: 4.9%
 4,262,600 FedEx Corp.(a)                                           221,143,688
 3,689,800 Union Pacific Corp                                       210,318,600
 1,267,850 Canadian Pacific Railway Co.(b) (Canada)                  24,723,075
   419,486 CP Ships Ltd.(b) (Canada)                                  4,555,618
                                                                 --------------
                                                                    460,740,981

GENERAL INDUSTRIAL: 4.0%
MACHINERY & EQUIPMENT: 3.0%
 2,978,300 Deere & Co                                               130,032,578
 1,774,000 Caterpillar, Inc                                          92,691,500
 1,499,400 Fluor Corp                                                56,077,560
   796,700 Unova, Inc.(a)                                             4,620,860
                                                                 --------------
                                                                    283,422,498

ELECTRICAL & AEROSPACE: 1.0%
 1,945,600 Lockheed Martin Corp                                      90,801,152
                                                                 --------------
                                                                    374,223,650
                                                                 --------------
 Total Common Stocks (cost $6,975,829,627)                        8,297,011,890
                                                                 --------------

PREFERRED STOCKS: 1.9%
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE

CONSUMER: 1.9%
 6,560,069 News Corp. Ltd., Limited Voting
              Ordinary Shares ADR(b) (Australia)                $   173,579,426
                                                                ---------------
Total Preferred Stocks (cost $156,968,790)                          173,579,426
                                                                ---------------

SHORT-TERM INVESTMENTS: 9.3%
--------------------------------------------------------------------------------
PAR VALUE
 $46,822,068 SSgA Prime Money Market Fund                            46,822,068
 280,740,000 State Street Repurchase Agreement,
              1.60%, 1/2/02 (collateralized by
              U.S. Treasuries, value $286,363,453)                  280,740,000
 125,000,000 U.S. Treasury Bills, 1/24/02                           124,839,080
 125,000,000 U.S. Treasury Bills, 2/28/02                           124,478,805
  50,000,000 U.S. Treasury Bills, 2/28/02                            49,865,472
 125,000,000 U.S. Treasury Bills, 4/25/02                           124,238,021
  50,000,000 U.S. Treasury Bills, 6/6/02                             49,607,833
  75,000,000 U.S. Treasury Bills, 6/6/02                             74,436,125
                                                                ---------------
Total Short-term Investments (cost $875,027,404)                    875,027,404
                                                                ---------------

TOTAL INVESTMENTS (cost $8,007,825,821)                99.5%      9,345,618,720
OTHER ASSETS LESS LIABILITIES                           0.5          50,443,442
                                                       ----      --------------
TOTAL NET ASSETS                                        100%     $9,396,062,162
                                                       ----      --------------

(a)  Non-income producing
(b)  Foreign securities denominated in U.S. Dollars

5 / Dodge & Cox Stock Fund        See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                               December 31, 2001
Assets:
Investments, at market value
 (identified cost $8,007,825,821)                                 $9,345,618,720
Receivable for investments sold                                       29,376,312
Receivable for Fund shares sold                                       40,206,906
Dividends and interest receivable                                     15,717,733
Prepaid expenses                                                          88,486
                                                                  --------------
                                                                   9,431,008,157
                                                                  --------------
Liabilities:
Payable for investments purchased                                     25,411,165
Payable for Fund shares redeemed                                       5,163,984
Management fees payable                                                3,874,126
Accounts payable                                                         496,720
                                                                  --------------
                                                                      34,945,995
                                                                  --------------
Net Assets                                                        $9,396,062,162
                                                                  --------------
Net Assets Consist of:
Paid in capital                                                   $8,052,015,704
Accumulated undistributed
 net investment income                                                        --
Accumulated undistributed net
 realized gain on investments                                          6,253,559
Net unrealized appreciation on investments                         1,337,792,899
                                                                  --------------
                                                                  $9,396,062,162
                                                                  --------------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                                   93,480,610
Net asset value per share                                         $       100.51

Statement of Operations
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 2001
Investment Income:
Dividends (net of foreign taxes of $823,866)                      $  145,247,833
Interest                                                              25,429,613
                                                                  --------------
                                                                     170,677,446
                                                                  --------------
Expenses:
Management fees (Note 2)                                              36,480,297
Custodian and fund accounting fees                                       267,559
Transfer agent fees                                                    1,787,244
Professional fees                                                         57,189
Shareholder reports                                                      312,580
Registration fees                                                        559,385
Trustees' fees (Note 2)                                                   20,509
Miscellaneous                                                             65,622
                                                                  --------------
                                                                      39,550,385
                                                                  --------------
Net Investment Income                                                131,127,061
                                                                  --------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                    183,222,553
 Net unrealized appreciation on investments                          342,556,908
                                                                  --------------
 Net realized and unrealized
  gain on investments                                                525,779,461
                                                                  --------------
Net Increase in Net Assets from Operations                        $  656,906,522
                                                                  --------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                   Year Ended        Year Ended
                                            December 31, 2001 December 31, 2000
Operations:
Net investment income                         $   131,127,061   $   103,638,005
Net realized gain                                 183,222,553       730,961,111
Net unrealized appreciation
 (depreciation)                                   342,556,908       (37,717,350)
                                              ---------------------------------
Net increase in net assets from
 operations                                       656,906,522       796,881,766
                                              ---------------------------------
Distributions to
Shareholders from:
Net investment income                            (131,655,275)     (104,694,093)
Net realized gain                                (257,181,283)     (871,058,842)
                                              ---------------------------------
Total distributions                              (388,836,558)     (975,752,935)
                                              ---------------------------------
Beneficial Share Transactions:
Amounts received from
 sale of shares                                 4,245,578,654     1,567,291,771
Net asset value of shares issued in
 reinvestment of distributions                    369,564,512       931,012,598
Amounts paid for
 shares redeemed                               (1,215,610,995)   (1,215,511,269)
                                              ---------------------------------
Net increase from beneficial
 share transactions                             3,399,532,171     1,282,793,100
                                              ---------------------------------
Total increase in net assets                    3,667,602,135     1,103,921,931
Net Assets:
Beginning of year                               5,728,460,027     4,624,538,096
                                              ---------------------------------
End of year (including undistributed
 net investment income of $0 and
 $528,214, respectively)                      $ 9,396,062,162   $ 5,728,460,027
                                              ---------------------------------


Shares sold                                        42,843,450        16,059,436
Shares issued in reinvestment of
 distributions                                      3,789,386         9,683,858
Shares redeemed                                   (12,409,285)      (12,491,295)
                                              ---------------------------------
Net increase in
 shares outstanding                                34,223,551        13,251,999
                                              ---------------------------------

See accompanying Notes to Financial Statements        Dodge & Cox Stock Fund / 6

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1

Dodge & Cox Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is reg-istered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows account-ing policies which are in conformity with accounting principles generally ac-cepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such securi-ty; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars.
(b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date.
(f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other expenses of the Fund exceed 3/4 of 1% of the average daily net asset value for the year. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in 2001 include $210,145,641 of ordinary income ($2.75 per share) and $178,690,917 of long term capital gain ($2.18 per share). At December 31, 2001, the tax basis components of accumu-lated undistributed income and net realized gain include $859,540 of ordinary income and $5,394,019 of long term capital gain. For the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, aggregated $3,360,680,143 and $689,859,514, respectively. At December 31, 2001, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $1,337,792,899, of which $1,572,898,578 represented appreciated securities and $235,105,679 represented depreciated securities.

7 / Dodge & Cox Stock Fund

Financial Highlights
-------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share
outstanding throughout each year)                        Year Ended December 31,
-------------------------------------------------------------------------------
                                         2001     2000     1999    1998    1997
Net asset value, beginning of
year                                  $ 96.67  $100.52  $ 90.70  $94.57  $79.81

Income from investment
operations:
 Net investment income                   1.72     2.06     1.49    1.57    1.48
 Net realized and unrealized
  gain                                   7.05    13.28    16.51    3.54   20.86
                                     ------------------------------------------
 Total from investment
  operations                             8.77    15.34    18.00    5.11   22.34
                                     ------------------------------------------
Distributions to shareholders
from:
 Net investment income                  (1.73)   (2.09)   (1.48)  (1.56)  (1.49)
 Net realized gain                      (3.20)  (17.10)   (6.70)  (7.42)  (6.09)
                                     ------------------------------------------
 Total distributions                    (4.93)  (19.19)   (8.18)  (8.98)  (7.58)
                                     ------------------------------------------
Net asset value, end of year          $100.51  $ 96.67  $100.52  $90.70  $94.57
                                     ------------------------------------------
Total return                             9.33%   16.30%   20.20%   5.39%  28.41%

Ratios/supplemental data:
 Net assets, end of year
  (millions)                           $9,396   $5,728   $4,625  $4,355  $4,087
 Ratio of expenses to average
  net assets                              .54%     .54%     .55%    .57%    .57%
 Ratio of net investment income
  to average net assets                  1.80%    2.13%    1.46%   1.63%   1.67%
 Portfolio turnover rate                   10%      32%      18%     19%     19%

--------------------------------------------------------------------------------
                                                      Dodge & Cox Stock Fund / 8

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the Dodge & Cox Stock Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assur-ance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting princi-ples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which in-cluded confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2002

Special 2001 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund hereby designates $178,690,917 of its distributions paid to sharehold-ers in 2001 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund hereby designates 77% of its ordinary dividends paid to shareholders in 2001 as dividends from domestic cor-porations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

9 / Dodge & Cox Stock Fund

                       THIS PAGE INTENTIONALLY LEFT BLANK

                                                     Dodge & Cox Stock Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------


                                Position with Trust            Principal Occupation       Other Directorships
 Name (Age) and Address*        (Time Served)                  During Past 5 Years        Held by Trustees
---------------------------------------------------------------------------------------------------------------------
 Interested Trustees & Officers
---------------------------------------------------------------------------------------------------------------------
 Harry R. Hagey (60)            Chairman and Trustee           Chairman, Chief                       --
                                (Trustee since 1975)           Executive Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee

---------------------------------------------------------------------------------------------------------------------
 John A. Gunn (58)              President and Trustee          President, Chief                      --
                                (Trustee since 1985)           Investment Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee, Fixed
                                                               Income Strategy
                                                               Committee, and
                                                               International Investment
                                                               Policy Committee

---------------------------------------------------------------------------------------------------------------------
 A. Horton Shapiro (62)         Executive Vice President       Senior Vice President                 --
                                and Trustee                    and Director of Dodge &
                                (Trustee since 1985)           Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee

---------------------------------------------------------------------------------------------------------------------
 Katherine Herrick Drake (47)   Vice President and Trustee     Vice President of Dodge               --
                                (Trustee since 1993)           & Cox, Portfolio
                                                               Manager, and member of
                                                               Investment Policy
                                                               Committee

---------------------------------------------------------------------------------------------------------------------
 Dana M. Emery (40)             Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1993)           (since 1998) and
                                                               Director of Dodge & Cox,
                                                               Manager--Fixed Income,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee

---------------------------------------------------------------------------------------------------------------------
 Kenneth E. Olivier (49)        Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1992)           and Director of Dodge &
                                                               Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee

---------------------------------------------------------------------------------------------------------------------
 John M. Loll (35)              Treasurer and Assistant        Vice President and                    --
                                Secretary (Officer since 2000) Treasurer (since 2000)
                                                               of Dodge & Cox; prior to
                                                               2000, Fund
                                                               Administration and
                                                               Accounting Manager,
                                                               Dodge & Cox

---------------------------------------------------------------------------------------------------------------------
 Thomas M. Mistele (48)         Secretary and Assistant        Vice President (since                 --
                                Treasurer (Officer since 2000) 1998), Secretary and
                                                               General Counsel of Dodge
                                                               & Cox

---------------------------------------------------------------------------------------------------------------------
 Independent Trustees
---------------------------------------------------------------------------------------------------------------------
 L. Dale Crandall (60)          Trustee (Since: 1999)          President, Kaiser          Director, Union BanCal
                                                               Foundation Health Plan,    Corporation (bank
                                                               Inc. and Kaiser            holding company) and
                                                               Foundation Hospitals       Union Bank of California
                                                               (2000-Present);            (commercial bank)
                                                               Executive Vice             (2001-Present)
                                                               President--Finance and
                                                               Administration & CFO,
                                                               Kaiser Foundation Health
                                                               Plan, Inc. and Kaiser
                                                               Foundation Hospitals
                                                               (1998-2000); Executive
                                                               Vice President & CFO,
                                                               APL Limited (shipping)
                                                               (1995-1998)

---------------------------------------------------------------------------------------------------------------------
 Max Gutierrez, Jr. (71)        Trustee (Since: 1985)          Partner in Brobeck,                   --
                                                               Phleger & Harrison,
                                                               Attorneys

---------------------------------------------------------------------------------------------------------------------
 Will C. Wood (62)              Trustee (Since: 1992)          Principal, Kentwood        Director, Banco
                                                               Associates, Financial      Latinoamericano de
                                                               Advisers                   Exportaciones S.A.
                                                                                          (Latin American Foreign
                                                                                          Trade Bank) (1999-
                                                                                          Present); Director, Dover
                                                                                          Investment Corp. (Real
                                                                                          Estate Development)
                                                                                          (1992-Present)
----------------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

          D O D G E & C O X                         D O D G E & C O X
          -----------------                         -----------------
            Balanced Fund
                                                      Balanced Fund
                                                     Established 1931

         Investment Manager
            Dodge & Cox
         One Sansome Street
             35th Floor
      San Francisco, California
            94104-4443
          (415) 981-1710

        www.dodgeandcox.com
  For Fund literature and account
   information, please visit the
          Funds' web site.

         or write or call:
         Dodge & Cox Funds
 c/o Boston Financial Data Services
           P.O. Box 8422
       Boston, Massachusetts
             02266-8422
           (800) 621-3979

  This report is submitted for the
     general information of the
      shareholders of the Fund.
  The report is not authorized for
    distribution to  prospective
    investors in the Fund unless
   it is  accompanied by a current
            prospectus.

      This report reflects our
   views, opinions and portfolio
     holdings as of December 31,
   2001, the end of the reporting
      period. The information
 provided is not a complete analysis
   of every aspect of any industry,
  security or the Fund.The Fund's
     portfolio composition may                       71st Annual Report
   change depending on market and                    December 31, 2001
    economic conditions. Although
    historical performance is no                            2001
     guarantee of future results,
    these insights may help you                      ------------------
     understand our investment                       ------------------
       management philosophy.                        ------------------

12/01 BF AR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

For the year ended December 31, 2001 the Dodge & Cox Balanced Fund returned +10.1%, compared to the -3.7% decline for the Combined Index/1/. Longer-term results for the Fund appear on the next page. As of December 31, 2001, the Fund's total net assets of $6.0 billion were invested in 62% stocks, 31% fixed-income securities and 7% cash equivalents.

The share price of the Fund rose from $63.42 at the end of 2000 to $65.42 on December 31, 2001. In addition, during the year, the Fund distributed income dividends of $2.14 per share, short-term capital gain of $0.43 per share, and long-term capital gain of $1.62 per share.

Performance Review
Both the equity and fixed-income portions of the Balanced Fund contributed to the Fund's strong returns relative to the Combined Index, as the equity portfo-lio substantially outpaced the Standard & Poor's 500 Index (S&P 500), and the fixed-income portfolio outperformed the Lehman Brothers Aggregate Bond Index
(LBAG).

The past five years have witnessed what is possibly the largest equity market speculation in history. The peak of the bubble occurred in the first half of 2000, and valuations have descended since then. Over the years we have devel-oped an investment compass to help guide our decision-making process. It has been especially useful to us in this volatile market environment. Components of our compass include a fundamental research effort, an unwillingness to pay a premium for our investments, a three-to-five year investment horizon, and a be-lief in the benefits of diversification. Underlying these tenets is the convic-tion that we should seek to preserve, as well as to enhance the future purchas-ing power of our shareholders' wealth. Over the past few years many companies, representing a significant percentage of the S&P 500, traded at prices that made them ill-suited to achieve this objective. Never has there been a better time to separate the notion of a good company from the concept of a good in-vestment.

The largest contributor to the equity portfolio's positive performance relative to the S&P 500 in 2001 was its avoidance of high-valuation technology stocks. At the beginning of 2001 the equity portfolio had 9% of its assets invested in technology companies, compared to over 20% in technology for the S&P 500. It is important to note that the Fund's holdings in this area are well established companies trading at reasonable valuations. In contrast, the technology compa-nies in the S&P 500 are dominated by large companies, that for the most part continue to trade at premium valuations. During 2001, these high-valuation technology companies in the S&P 500 lost about a quarter of their value, while the technology companies held by the Fund actually appreciated more than 20%.

During the year, the equity portfolio also benefited from an overweight posi-tion in the industrial commodities sector, as well as good stock selection in the transportation sector (e.g., FedEx up 30% and Union Pacific up 14%). Other strong performers for the year include Lockheed Martin (up 39%), Whirlpool (up 57%) and Genuine Parts (up 46%). No one sector in the Fund hurt performance, but several stocks with disappointing returns remind us of the benefits of di-versification including, Pharmacia (down 29%), Golden West Financial (down 12%) and NCR Corp. (down 25%).

Subsequent to December 31, 2001, the Kmart Corporation filed for bankruptcy protection. As of year-end, 0.7% of the Balanced Fund was invested in the com-pany. After a careful analysis of the situation, it appeared likely that the residual value to the existing Kmart shareholders would be negligible in a re-organization plan, so we decided to sell the Fund's holdings at a loss after the bankruptcy announcement. Our investment approach is consistent: we invest in what we believe are durable business franchises trading at below-average valuations. However, stocks trading at below-average valuations usually have a low price for a reason. Ultimately for Kmart, relentless competition combined with a recession further eroded the company's position. While we don't agree with management's decision to file a voluntary bankruptcy, the benefits of the Fund's diversification again means that this event had a minimal impact on the Fund's performance. For the month of January 2002, the Balanced Fund's return was flat, while the Combined Index declined -0.6%.

The single biggest driver behind the fixed-income portfolio's strong relative performance last year came from the corporate sector: both the portfolio's broad overweighting of it and the relative composition of its corporate hold-ings. For example, the fixed-income portfolio's holdings in Xerox, Dillard's Department Stores, Dana Corp. and long-maturity finance securities (e.g., BankAmerica, Bank One) performed particularly well. Also contributing to rela-tive returns were the more stable type of mortgage securities that we favor. Finally, the portfolio's position in Treasury Inflation Protected Securities
(TIPS) contributed to relative performance as these securities outperformed short-duration/2/ Treasury alternatives.

The year 2001, however, was not indiscriminately kind to corporate bond invest-ors. Indeed it was a period when many corporate bond ratings were downgraded, including several of the fixed-income portfolio's strongest 2001 performers:
Dana Corp., Xerox and Dillard's. We believe that the bond market widely antici-pated the downgrades of these securities as early as mid-to-late 2000, as re-flected in their rising yield premiums during that period. At the same time our approach--careful attention to credit fundamentals, structural features and the relative yield premium of each individual security--allowed us to avoid

1 / Dodge & Cox Balanced Fund

--------------------------------------------------------------------------------
the major pitfalls within the California utility, telecom and pipeline sectors. The benefits of our research methodology were spread across other sectors as well, as the fixed-income portfolio's holdings of Federal Agency mortgage-backed securities and TIPS contributed to relative performance.

Current Strategy
While the "valuation gap" within the equity market has narrowed, we believe it is still substantial, and we continue to find about half the equity market un-attractive from a valuation standpoint. While we are concerned about the valua-tion of certain large portions of the market, we remain optimistic about the prospects for a recovery in global economic growth in the coming years, and about those companies that are in the way of that growth. About 50% of the eq-uity portion of the Balanced Fund is invested in companies that are well posi-tioned to compete in the global marketplace. Furthermore, as of year-end, ap-proximately 5% of the Fund was invested in companies domiciled outside the United States, but whose stocks trade on U.S. exchanges.

With regards to the fixed-income portfolio, though we have moderately reduced the magnitude of the portfolio's overweight in corporates, we believe that they continue to offer compelling long-term value. With respect to interest rate risk, the portfolio is positioned slightly "defensively," as our expectations for future inflation are somewhat higher than the market consensus reflecting our concerns about the substantial amount of monetary and fiscal stimulus that has been applied to the economy.

We also continue to actively manage the Fund to provide the benefits of a bal-anced portfolio of stocks and bonds--namely, preservation of capital combined with a reasonable level of current income and the potential for long-term capi-tal appreciation. Thank you for your continued confidence in our firm as share-holder of the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------
Harry R. Hagey, Chairman

January 31, 2002

/1/ The Combined Index reflects an unmanaged portfolio of 60% of the Standard &
    Poor's 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond In-dex (LBAG). The Balanced Fund may, however, invest up to 75% of its total assets in stocks.
/2/ Duration is a measure of a fixed-income security's price sensitivity to in-terest rate movements.


Ten Years of Investment Performance
--------------------------------------------------------------------------------
through December 31, 2001 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

              10 years           10 years        10 years        10 years
            Balanced Fund       S & P 500          LBAG        60/40 Blend
            -------------      -----------      -----------    -----------
Dec-91         $10,000           $10,000          $10,000        $10,000
Dec-92         $11,289           $10,852          $10,947        $10,895
Dec-93         $13,061           $11,919          $11,739        $11,856
Dec-94         $13,313           $12,314          $11,670        $12,068
Dec-95         $16,746           $16,512          $13,558        $15,285
Dec-96         $19,217           $20,303          $14,047        $17,574
Dec-97         $23,292           $27,073          $15,408        $21,725
Dec-98         $24,858           $34,808          $16,746        $26,285
Dec-99         $26,861           $38,998          $16,690        $28,146
Dec-00         $32,073           $38,305          $18,540        $29,151
Dec-01         $35,295           $33,765          $20,102        $28,068


- Dodge & Cox Balanced Fund       $35,295
- S&P 500                         $33,765
- Combined Index                  $28,068
- LBAG                            $20,102

Average annual total return for periods ended December 31, 2001

                                          1 Year   5 Years   10 Years 20 Years
--------------------------------------------------------------------------------
Dodge & Cox Balanced Fund                  10.06%   12.92%    13.43%    14.63%
Combined Index                             -3.71     9.82     10.87     13.67
S&P 500                                   -11.86    10.71     12.94     15.25
Lehman Brothers Aggregate
Bond Index (LBAG)                           8.42     7.43      7.23     10.61
--------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.; Standard & Poor's, Standard & Poor's 500, and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc.

                                                   Dodge & Cox Balanced Fund / 2

Fund Information                                               December 31, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $65.42
Total Net Assets (millions)                                               $6,040
30-Day SEC Yield/1/                                                        2.72%
2001 Expense Ratio                                                         0.53%
2001 Portfolio Turnover                                                      21%
Fund Inception Date                                                         1931

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 24 years, and by the Fixed-Income Strategy Committee, whose ten members' average tenure is 14 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Stocks:                                                                    61.7%
Fixed-Income Securities:                                                   31.4%
Cash Equivalents:                                                           6.9%

-------------------------------------------------------------------------------

Stock Portfolio (61.7% of Fund)
--------------------------------------------------------------------------------
Number of Stocks                                                              87
Median Market Capitalization                                        $8.9 billion
Price-to-Earnings Ratio/2/                                                 16.7x
Price-to-Book Value                                                         2.0x
Foreign Stocks/3/ (% of Fund)                                               5.2%

Five Largest Industries                                                % of Fund
--------------------------------------------------------------------------------
Energy                                                                       7.6
Electronics & Computer                                                       6.2
Banking                                                                      5.8
Retail & Distribution                                                        4.9
Insurance & Financial Services                                               4.1

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
Bank One                                                                     1.8
FedEx                                                                        1.7
Union Pacific                                                                1.6
Xerox                                                                        1.6
Phillips Petroleum                                                           1.6
Golden West Financial                                                        1.6
Dow Chemical                                                                 1.6
Unocal                                                                       1.4
Genuine Parts                                                                1.4
May Department Stores                                                        1.4

Fixed-Income Portfolio (31.4% of Fund)
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            135
Average Quality                                                               AA
Average Maturity                                                       8.7 years
Effective Duration                                                    3.95 years

Credit Quality Ratings                                                 % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       16.8
Aaa/AAA                                                                      1.4
Aa/AA                                                                        0.0
A/A                                                                          3.8
Baa/BBB                                                                      7.9
Ba/BB                                                                        1.5

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                          4.8
Federal Agency CMO and REMIC/4/                                              4.6
Federal Agency Mortgage Pass-Through                                         7.4
Asset-Backed                                                                 1.1
Corporate                                                                   13.2
International Agency/3/                                                      0.3

/1/An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/Price-to-earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.

/3/All U.S. dollar-denominated.

/4/Collateralized Mortgage Obligation and Real Estate Mortgage Investment
   Conduit.

3 / Dodge & Cox Balanced Fund

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
COMMON STOCKS: 60.6%
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
CONSUMER: 11.9%
RETAIL AND DISTRIBUTION: 4.9%
 2,250,000 Genuine Parts Co.                                        $ 82,575,000
 2,225,000 May Department Stores Co.                                  82,280,500
 8,172,500 Kmart Corp.(a)                                             44,621,850
 1,887,600 Nordstrom, Inc.                                            38,186,148
 1,261,000 Dillard's, Inc. Class A                                    20,176,000
   666,550 McDonald's Corp.                                           17,643,578
   700,000 Gap, Inc.                                                   9,758,000
                                                                    ------------
                                                                     295,241,076
CONSUMER DURABLES: 3.8%
 1,074,500 Whirlpool Corp.                                            78,793,085
 3,332,000 Delphi Automotive Systems Corp.                            45,515,120
 1,627,800 Masco Corp.                                                39,881,100
 1,400,000 Dana Corp.                                                 19,432,000
 1,071,659 Ford Motor Co.                                             16,846,480
   962,000 Fiat SPA ADR(d) (Italy)                                    15,536,300
   257,222 General Motors Corp.                                       12,500,989
                                                                    ------------
                                                                     228,505,074
CONSUMER PRODUCTS: 2.4%
 1,216,100 VF Corp.                                                   47,440,061
 1,155,000 Eastman Kodak Co.                                          33,991,650
   889,100 Dole Food Co., Inc.                                        23,854,553
   381,000 Unilever N.V. ADR(d) (Netherlands)                         21,949,410
 1,197,800 Mattel, Inc.                                               20,602,160
                                                                    ------------
                                                                     147,837,834
MEDIA AND LEISURE: 0.8%
 1,648,300 R.R. Donnelley & Sons Co.                                  48,938,027
                                                                    ------------
                                                                     720,522,011
FINANCE: 11.4%
BANKING: 5.8%
 2,751,000 Bank One Corp.                                            107,426,550
 1,603,400 Golden West Financial Corp.                                94,360,090
 1,992,000 Wachovia Corp.                                             62,469,120
   739,734 Bank of America Corp.                                      46,566,255
   860,000 Wells Fargo & Co.                                          37,367,000
                                                                    ------------
                                                                     348,189,015

INSURANCE AND FINANCIAL SERVICES: 4.1%
 1,268,600 Loews Corp.                                                70,255,068
 1,250,000 Torchmark Corp.                                            49,162,500
 1,047,300 St. Paul Companies, Inc.                                   46,049,781
 1,202,700 UNUMProvident Corp.                                        31,883,577
   361,000 Chubb Corp.                                                24,909,000
   325,500 MBIA, Inc.                                                 17,456,565
   155,900 Prudential Financial, Inc.                                  5,174,321
                                                                    ------------
                                                                     244,890,812
REAL ESTATE INVESTMENT TRUST: 1.5%
 1,885,000 Equity Office Properties Trust                             56,700,800
 1,249,800 Equity Residential Properties Trust                        35,881,758
                                                                    ------------
                                                                      92,582,558
                                                                    ------------
                                                                     685,662,385

SHARES                                                              MARKET VALUE
INDUSTRIAL COMMODITIES: 8.4%
CHEMICALS: 4.1%
 2,772,459 Dow Chemical Co.                                         $ 93,653,665
 1,150,000 Rohm and Haas Co.                                          39,824,500
   785,800 Eastman Chemical Co.                                       30,661,916
 1,013,000 Engelhard Corp.                                            28,039,840
   585,850 Air Products & Chemicals, Inc.                             27,482,224
   795,520 NOVA Chemicals Corp.(d) (Canada)                           15,329,670
   271,000 Lubrizol Corp.                                              9,509,390
                                                                    ------------
                                                                     244,501,205
METALS AND MINING: 1.9%
   818,250 Rio Tinto PLC ADR(d) (United Kingdom)                      64,068,975
 1,487,800 Alcoa, Inc.                                                52,891,290
                                                                    ------------
                                                                     116,960,265
PAPER AND FOREST PRODUCTS: 1.6%
 1,015,000 International Paper Co.                                    40,955,250
   633,700 Weyerhaeuser Co.                                           34,270,496
   589,000 Boise Cascade Corp.                                        20,031,890
                                                                    ------------
                                                                      95,257,636
GENERAL MANUFACTURING: 0.8%
 3,544,894 Archer Daniels Midland Co.                                 50,869,229
                                                                    ------------
                                                                     507,588,335
ENERGY: 7.6%
 1,586,200 Phillips Petroleum Co.                                     95,584,412
 2,322,700 Unocal Corp.                                               83,779,789
 2,904,500 Occidental Petroleum Corp.                                 77,056,385
   818,000 ChevronTexaco Corp.                                        73,300,980
   927,600 Amerada Hess Corp.                                         57,975,000
 1,327,350 Baker Hughes, Inc.                                         48,408,454
   846,244 PanCanadian Energy Corp.(d) (Canada)                       22,002,344
                                                                    ------------
                                                                     458,107,364
TECHNOLOGY: 7.2%
ELECTRONICS & COMPUTER: 6.2%
 9,351,000 Xerox Corp.(a)                                             97,437,420
 2,885,000 Hewlett-Packard Co.                                        59,257,900
   748,200 Computer Sciences Corp.(a)                                 36,646,836
 1,418,600 Thermo Electron Corp.(a)                                   33,847,796
 2,833,100 Compuware Corp.(a)                                         33,402,249
 1,507,300 Storage Technology Corp.(a)                                31,155,891
 2,500,650 Avaya, Inc.(a)                                             30,382,898
   749,000 NCR Corp.(a)                                               27,608,140
   727,500 Pitney Bowes, Inc.                                         27,361,275
                                                                    ------------
                                                                     377,100,405
CONSUMER ELECTRONICS: 1.0%
   888,800 Sony Corp. ADR(d) (Japan)                                  40,084,880
 1,433,300 Matsushita Electric Industrial Co., Ltd. ADR(d)
            (Japan)                                                   18,059,580
                                                                    ------------
                                                                      58,144,460
                                                                    ------------
                                                                     435,244,865

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 4

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
COMMON STOCKS (continued)
--------------------------------------------------------------------------------
SHARES                                                              MARKET VALUE
HEALTHCARE: 4.4%
PHARMACEUTICAL & MEDICAL PRODUCTS: 3.3%
 1,298,550 Pharmacia Corp.                                        $   55,383,158
 1,322,000 Schering Plough Corp.                                      47,340,820
   800,000 Akzo Nobel NV ADR(d) (Netherlands)                         35,880,000
 1,023,000 Becton, Dickinson & Co.                                    33,912,450
   607,000 Bausch & Lomb, Inc.                                        22,859,620
                                                                  --------------
                                                                     195,376,048
HEALTHCARE SERVICES: 1.1%
   353,000 WellPoint Health Networks, Inc.(a)                         41,248,050
   671,350 HCA-The Healthcare Company                                 25,873,829
                                                                  --------------
                                                                      67,121,879
                                                                  --------------
                                                                     262,497,927
TRANSPORTATION: 3.6%
 1,988,600 FedEx Corp.(a)                                            103,168,568
 1,743,800 Union Pacific Corp.                                        99,396,600
   618,600 Canadian Pacific Railway Co.(d) (Canada)                   12,062,700
   154,700 CP Ships Ltd.(d) (Canada)                                   1,680,042
                                                                  --------------
                                                                     216,307,910
UTILITIES: 3.4%
ELECTRIC AND GAS UTILITIES: 2.2%
   837,000 TXU Corp.                                                  39,464,550
   834,360 American Electric Power Co., Inc.                          36,319,691
   809,000 Ameren Corp.                                               34,220,700
 1,071,000 Wisconsin Energy Corp.                                     24,161,760
                                                                  --------------
                                                                     134,166,701
TELEPHONE: 1.2%
 3,954,900 AT&T Corp.                                                 71,741,886
                                                                  --------------
                                                                     205,908,587
GENERAL INDUSTRIAL: 2.7%
MACHINERY & EQUIPMENT: 2.0%
 1,211,200 Deere & Co.                                                52,880,992
   800,000 Caterpillar, Inc.                                          41,800,000
   668,200 Fluor Corp.                                                24,990,680
   624,100 Unova, Inc.(a)                                              3,619,780
                                                                  --------------
                                                                     123,291,452
ELECTRICAL & AEROSPACE: 0.7%
   901,100 Lockheed Martin Corp.                                      42,054,337
                                                                  --------------
                                                                     165,345,789
                                                                  --------------
Total Common Stocks (cost $2,952,287,016)                          3,657,185,173
                                                                  --------------

PREFERRED STOCKS: 1.1%
--------------------------------------------------------------------------------
CONSUMER: 1.1%
 2,577,800 News Corp. Ltd., Limited Voting Ordinary Shares
           ADR(d) (Australia)                                         68,208,588
                                                                  --------------
Total Preferred Stocks (cost $56,859,389)                             68,208,588
                                                                  --------------

FIXED-INCOME SECURITIES: 31.4%
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
U.S. TREASURY AND GOVERNMENT AGENCY: 4.8%
U.S. TREASURY: 3.7%
 $  9,250,000 U.S. Treasury Note, 6.50%, 2/28/02                    $  9,316,507
   26,500,000 U.S. Treasury Note, 7.25%, 8/15/04                      28,926,340
  117,455,740 U.S. Treasury Inflation-Indexed Note, 3.875%,
               1/15/09                                               120,134,906
   26,407,750 U.S. Treasury Inflation-Indexed Note, 4.25%,
               1/15/10                                                27,703,314
   19,778,901 U.S. Treasury Inflation-Indexed Note, 3.50%,
               1/15/11                                                19,716,993
    2,944,784 U.S. Treasury Inflation-Indexed Bond, 3.625%,
               4/15/28                                                 3,002,767
   13,348,929 U.S. Treasury Inflation-Indexed Bond, 3.875%,
               4/15/29                                                14,216,609
                                                                    ------------
                                                                     223,017,436
GOVERNMENT AGENCY: 1.1%
    4,935,000 Arkansas Dev. Fin. Auth. GNMA
               Guaranteed Bonds, 9.75%, 11/15/14                       5,973,719
    7,080,983 Govt. Small Business Admin. 504 Series 96-20L,
               6.70%, 12/1/16                                          7,394,450
   12,542,392 Govt. Small Business Admin. 504 Series 97-20F,
               7.20%, 6/1/17                                          13,354,764
   14,582,937 Govt. Small Business Admin. 504 Series 97-20I,
               6.90%, 9/1/17                                          15,345,175
   16,576,895 Govt. Small Business Admin. 504 Series 98-20D,
               6.15%, 4/1/18                                          16,858,067
    8,198,990 Govt. Small Business Admin. 504 Series 98-20I,
               6.00%, 9/1/18                                           8,271,750
                                                                    ------------
                                                                      67,197,925
                                                                    ------------
                                                                     290,215,361
                                                                    ------------
FEDERAL AGENCY CMO AND REMIC(c): 4.6%
    1,939,468 Federal Home Loan Mtge. Corp., 6.00%, 1/15/07            1,978,257
   10,443,505 Federal Home Loan Mtge. Corp., 7.25%, 4/15/07           10,831,795
   10,375,248 Federal Home Loan Mtge. Corp., 7.00%, 1/15/08           10,773,968
   14,750,000 Federal Home Loan Mtge. Corp., 6.50%, 5/15/08           15,330,708
   15,000,000 Federal Home Loan Mtge. Corp., 6.50%, 5/15/08           15,557,700
   16,474,350 Federal Home Loan Mtge. Corp., 6.50%, 8/15/08           17,148,645
   19,380,000 Federal Home Loan Mtge. Corp., 6.50%, 10/15/08          20,167,216
   30,165,000 Federal Home Loan Mtge. Corp., 6.00%, 12/15/08          31,088,652
    9,665,535 Federal Home Loan Mtge. Corp., 6.50%, 5/15/21            9,864,838
   23,885,000 Federal Home Loan Mtge. Corp., 6.75%, 8/15/21           24,728,379
   27,780,000 Federal Home Loan Mtge. Corp., 6.25%, 9/15/22           28,743,411

5 / Dodge & Cox Balanced Fund     See accompanying Notes to Financial Statements

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
FEDERAL AGENCY CMO AND REMIC (continued)
 $28,000,000 Federal Home Loan Mtge. Corp., 7.00%, 8/25/23          $ 28,192,360
   2,513,133 Federal Natl. Mtge. Assn., 5.00%, 1/1/06                  2,565,733
   9,790,014 Federal Natl. Mtge. Assn., 7.50%, 2/25/07                10,212,159
  10,000,000 Federal Natl. Mtge. Assn., 6.50%, 6/25/08                10,381,200
  15,475,000 Federal Natl. Mtge. Assn., 6.00%, 3/25/09                15,881,219
     396,309 Federal Natl. Mtge. Assn., 6.50%, 4/1/09                    409,146
  12,715,000 Federal Natl. Mtge. Assn., 7.00%, 6/17/22                13,175,919
   8,000,000 Veterans Affairs Vendee Mtge. Trust, 6.75%, 5/15/19       8,164,960
                                                                    ------------
                                                                     275,196,265

FEDERAL AGENCY MORTGAGE PASS-THROUGH: 7.4%
      26,268 Federal Home Loan Mtge. Corp., 6.50%, 2/1/06                 26,507
      97,601 Federal Home Loan Mtge. Corp., 7.50%, 7/1/06                 99,842
      82,991 Federal Home Loan Mtge. Corp., 7.25%, 1/1/08                 84,907
      45,529 Federal Home Loan Mtge. Corp., 7.50%, 2/1/08                 47,215
     492,722 Federal Home Loan Mtge. Corp., 8.00%, 2/1/08                516,752
   9,695,237 Federal Home Loan Mtge. Corp., 7.00%, 5/1/08             10,107,187
  14,910,078 Federal Home Loan Mtge. Corp., 7.00%, 12/1/08            15,543,607
   4,424,834 Federal Home Loan Mtge. Corp., 6.50%, 2/1/09              4,545,056
  12,189,957 Federal Home Loan Mtge. Corp., 7.00%, 8/1/09             12,707,909
  10,184,833 Federal Home Loan Mtge. Corp., 6.00%, 9/1/09             10,382,215
     444,683 Federal Home Loan Mtge. Corp., 8.75%, 5/1/10                475,015
   5,411,891 Federal Home Loan Mtge. Corp., 7.50%, 8/1/10              5,709,599
   2,184,010 Federal Home Loan Mtge. Corp., 8.00%, 11/1/10             2,284,016
   8,955,607 Federal Home Loan Mtge. Corp., 7.00%, 4/1/15              9,310,966
     341,479 Federal Home Loan Mtge. Corp., 8.25%, 2/1/17                359,823
   6,027,786 Federal Home Loan Mtge. Corp., 7.75%, 7/1/21              6,362,629
   3,316,645 Federal Home Loan Mtge. Corp., 8.50%, 1/1/23              3,525,594
   4,504,405 Federal Home Loan Mtge. Corp., 7.47%, 3/1/23              4,707,957
  10,605,381 Federal Natl. Mtge. Assn., 5.57%, 1/1/06                 10,870,277
   1,020,065 Federal Natl. Mtge. Assn., 7.50%, 12/1/06                 1,072,343
   2,095,189 Federal Natl. Mtge. Assn., 7.50%, 9/1/07                  2,187,838
   3,431,927 Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 3,557,433
   6,940,647 Federal Natl. Mtge. Assn., 7.00%, 12/1/07                 7,241,594

PAR VALUE                                                           MARKET VALUE
 $ 4,037,498 Federal Natl. Mtge. Assn., 6.50%, 5/1/08               $  4,156,119
   4,680,865 Federal Natl. Mtge. Assn., 8.00%, 6/1/08                  4,892,580
  21,789,047 Federal Natl. Mtge. Assn., 5.965%, 10/1/08               22,199,454
   3,775,568 Federal Natl. Mtge. Assn., 5.605%, 11/1/08                3,782,740
  10,484,302 Federal Natl. Mtge. Assn., 6.50%, 11/1/08                10,792,331
   4,977,612 Federal Natl. Mtge. Assn., 6.00%, 1/1/09                  5,067,807
   1,420,337 Federal Natl. Mtge. Assn., 8.00%, 1/1/09                  1,497,547
     570,132 Federal Natl. Mtge. Assn., 7.50%, 8/1/10                    597,418
   7,334,550 Federal Natl. Mtge. Assn., 7.00%, 7/1/11                  7,641,648
  23,162,469 Federal Natl. Mtge. Assn., 6.50%, 8/1/11                 24,016,238
  20,811,646 Federal Natl. Mtge. Assn., 6.50%, 1/1/13                 21,370,647
  36,149,990 Federal Natl. Mtge. Assn., 7.00%, 9/1/14                 37,392,465
   8,014,768 Federal Natl. Mtge. Assn., 7.00%, 3/1/15                  8,290,236
   1,639,001 Federal Natl. Mtge. Assn., 7.50%, 7/1/19                  1,712,592
  31,932,487 Federal Natl. Mtge. Assn., 7.50%, 2/25/41                33,135,383
  35,185,800 Federal Natl. Mtge. Assn., 7.50%, 7/25/41                36,520,749
   6,081,500 Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   6,337,410
   8,154,370 Govt. Natl. Mtge. Assn., 7.50%, 1/15/08                   8,524,823
   3,419,712 Govt. Natl. Mtge. Assn., 8.00%, 12/15/08                  3,610,258
  16,513,430 Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                  17,058,538
   1,597,577 Govt. Natl. Mtge. Assn., 7.97%, 4/15/20                   1,695,733
   1,398,240 Govt. Natl. Mtge. Assn., 7.97%, 5/15/20                   1,484,148
   1,086,885 Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                   1,155,695
   1,401,112 Govt. Natl. Mtge. Assn., 7.97%, 8/15/20                   1,489,816
   1,890,346 Govt. Natl. Mtge. Assn., 7.97%, 10/15/20                  2,010,023
   1,608,096 Govt. Natl. Mtge. Assn., 7.97%, 1/15/21                   1,709,904
  35,460,191 Govt. Natl. Mtge. Assn., 7.50%, 11/15/24                 37,080,456
  19,385,613 Govt. Natl. Mtge. Assn., 7.50%, 10/15/25                 20,271,877
   4,715,664 Veterans Affairs Vendee Mtge. Trust, 7.207%,
              2/15/25                                                  4,858,360
   4,006,710 Veterans Affairs Vendee Mtge. Trust, 8.792%,
              6/15/25                                                  4,247,112
                                                                    ------------
                                                                     446,326,388
 ASSET-BACKED SECURITIES: 1.1%
  10,013,235 CA Infrastructure and Econ. Dev.
              Bank Special Purpose Trust PG&E-1 Rate Reduction
              Ctf. 1997-1 A-5, 6.25%, 6/25/04                         10,150,755
  35,775,000 CA Infrastructure and Econ. Dev.
              Bank Special Purpose Trust SCE-1
              Rate Reduction Ctf. 1997-1 A-6, 6.38%, 9/25/08          37,329,366
  21,504,039 Union Planters Mortgage Finance Corp., 7.70%,
              4/25/09                                                 22,336,246
                                                                    ------------
                                                                      69,816,367
 CORPORATE: 13.2%
 INDUSTRIAL: 6.2%
  15,000,000 American Home Products Corp.,
              6.70%, 3/15/11                                          15,496,350
   8,000,000 Dana Corp., 6.50%, 3/1/09                                 6,560,000
   2,750,000 Dana Corp., 7.00%, 3/15/28                                1,870,000
  25,275,000 Dillard's, Inc., 7.375%, 6/1/06                          24,085,306
   3,500,000 Dillard's, Inc., 7.13%, 8/1/18                            2,820,160
  21,950,000 Eastman Chemical Co., 6.375%, 1/15/04                    22,334,344

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 6

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
CORPORATE (continued)
 $16,850,000 Health Net, Inc., 8.375%, 4/15/11                      $ 16,958,514
  29,625,000 Lockheed Martin Corp., 7.65%, 5/1/16                     32,270,216
  20,000,000 Masco Corp., 6.75%, 3/15/06                              20,359,600
   5,900,000 May Department Stores Co.,
              7.625%, 8/15/13                                          6,449,349
  14,000,000 May Department Stores Co.,
              8.125%, 8/15/35, Callable 2015                          14,967,120
  10,390,000 May Department Stores Co.,
              7.875%, 8/15/36, Callable 2016                          10,795,002
  20,000,000 Nordstrom, Inc., 8.95%, 10/15/05                         21,503,000
  34,560,000 Raychem Corp., 7.20%, 10/15/08                           36,209,549
  35,000,000 Raytheon Co., 6.75%, 8/15/07                             35,991,200
  31,600,000 Time Warner Entertainment,
              8.375%, 7/15/33                                         35,745,288
   3,405,000 Union Camp Corp., 9.25%, 2/1/11                           3,978,777
  14,750,000 Walt Disney Co., 7.55%, 7/15/93, Callable 2023           14,231,537
  25,000,000 Xerox Corp., 5.50%, 11/15/03                             23,500,000
  23,578,000 Xerox Corp., 5.25%, 12/15/03                             22,045,430
  10,000,000 Xerox Corp., 7.20%, 4/1/16                                8,275,000
                                                                    ------------
                                                                     376,445,742

FINANCE: 4.6%
  13,500,000 Bank One Capital III, 8.75%, 9/1/30(b)                   15,000,255
  12,250,000 Bank One Corp., 6.50%, 2/1/06                            12,807,743
  15,800,000 Bank of Tokyo-Mitsubishi Ltd.(d) (Japan), 8.40%,
              4/15/10                                                 16,424,890
  14,525,000 BankAmerica Capital II, 8.00%, 12/15/26, Callable
              2006(b)                                                 14,800,975
  15,000,000 CIGNA Corp., 7.00%, 1/15/11                              15,200,550
   1,720,000 CIGNA Corp., 7.65%, 3/1/23                                1,742,532
   6,000,000 CIGNA Corp., 8.30%, 1/15/33,
              Step Coupon                                              6,498,600
  12,445,000 Citicorp Capital Trust I, 7.933%, 2/15/27, Callable
              2007(b)                                                 13,012,616
  35,000,000 EOP Operating Limited Partnership Notes, 8.375%,
              3/15/06(e)                                              38,183,950
   4,935,000 First Nationwide Bank, 10.00%, 10/1/06                    5,486,338
  40,000,000 Ford Motor Credit Co., 7.25%, 10/25/11                   38,956,800
  30,000,000 GMAC, 8.875%, 6/1/10, Putable 2005                       33,443,700
   2,500,000 Golden West Financial Corp., 7.875%, 1/15/02              2,502,750
  13,600,000 Golden West Financial Corp., 6.00%, 10/1/03              14,128,360
  16,290,000 Republic New York Corp., 7.20%, 7/15/97                  15,504,008
  13,995,000 Safeco Corp., 6.875%, 7/15/07                            13,762,543
  17,500,000 St. Paul Companies, Inc., 8.125%, 4/15/10                18,899,825
                                                                    ------------
                                                                     276,356,435

PAR VALUE                                                           MARKET VALUE
TRANSPORTATION: 1.8%
 $  9,000,000 American Airlines Pass Through Trust, 6.978%,
               4/1/11(f)                                          $    8,998,200
   23,250,000 American Airlines Pass Through Trust, 7.858%,
               10/1/11(f)                                             23,201,408
    8,640,000 Canadian Pacific Ltd.(d) (Canada),
               9.45%, 8/1/21                                          10,584,432
    6,231,578 Consolidated Rail Corp., 6.76%, 5/25/15                  6,242,982
   12,390,000 Consolidated Rail Corp., 9.75%, 6/15/20                 15,257,789
   46,289,733 Union Pacific Corp., 6.33%, 1/2/20                      45,243,122
                                                                  --------------
                                                                     109,527,933
UTILITIES: 0.6%
   16,500,000 AT&T Corp., 6.50%, 11/15/06(f)                          16,749,975
   17,125,000 PG&E National Energy Group, Inc., 10.375%,
               5/16/11                                                18,101,125
                                                                  --------------
                                                                      34,851,100
                                                                  --------------
                                                                     797,181,210

INTERNATIONAL AGENCY (U.S. DOLLAR-DENOMINATED): 0.3%
   17,545,000 Inter-American Development Bank(d)
               (International Agency), 7.125%, 3/15/23,
               Callable 2003                                          18,578,225
                                                                  --------------
 Total Fixed-Income Securities (cost $1,827,860,923)               1,897,313,816
                                                                  --------------

SHORT-TERM INVESTMENTS: 6.8%
--------------------------------------------------------------------------------
   30,156,595 SSgA Prime Money Market Fund                            30,156,596
  233,829,000 State Street Repurchase Agreement, 1.60%, 1/2/02
               (collateralized by U.S. Treasury securities,
               value $238,512,123)                                   233,829,000
   75,000,000 U.S. Treasury Bills, 2/28/02                            74,794,583
   75,000,000 U.S. Treasury Bills, 6/6/02                             74,411,750
                                                                  --------------
 Total Short-term Investments (cost $413,191,929)                    413,191,929
                                                                  --------------

TOTAL INVESTMENTS (cost $5,250,199,257)                 99.9%      6,035,899,506
OTHER ASSETS LESS LIABILITIES                            0.1           4,361,524
                                                       -----      --------------
TOTAL NET ASSETS                                       100.0%     $6,040,261,030
                                                       -----      --------------

(a)  Non-income producing
(b)  Cumulative Preferred Securities
(c)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(d)  Foreign securities denominated in U.S. dollars
(e) EOP Operating LP is the operating partnership of Equity Office Properties Trust
(f) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7 / Dodge & Cox Balanced Fund     See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                               December 31, 2001
Assets:
Investments, at market value
 (identified cost $5,250,199,257)                                 $6,035,899,506
Receivable for investments sold                                          804,305
Receivable for paydowns on
 mortgage-backed securities                                              137,900
Receivable for Fund shares sold                                       38,977,127
Dividends and interest receivable                                     32,373,072
Prepaid expenses                                                          44,154
                                                                  --------------
                                                                   6,108,236,064
                                                                  --------------
Liabilities:
Payable for investments purchased                                      3,254,426
Payable for Fund shares redeemed                                      61,879,034
Management fees payable                                                2,530,572
Accounts payable                                                         311,002
                                                                  --------------
                                                                      67,975,034
                                                                  --------------
Net Assets                                                        $6,040,261,030
                                                                  --------------
Net Assets Consist of:
Paid in capital                                                   $5,242,970,203
Accumulated undistributed
 net investment income                                                        --
Accumulated undistributed net
 realized gain on investments                                         11,590,578
Net unrealized appreciation on investments                           785,700,249
                                                                  --------------
                                                                  $6,040,261,030
                                                                  --------------
Beneficial shares outstanding (par value
 $0.01 each, unlimited shares authorized)                             92,337,531
Net asset value per share                                         $        65.42

Statement of Operations
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 2001
Investment Income:
Dividends (net of foreign taxes of $409,231)                        $ 69,579,015
Interest                                                             135,482,241
                                                                    ------------
                                                                     205,061,256
                                                                    ------------
Expenses:
Management fees (Note 2)                                              26,928,588
Custodian and fund accounting fees                                       219,221
Transfer agent fees                                                    1,009,682
Professional fees                                                         57,190
Shareholder reports                                                      214,339
Registration fees                                                        114,362
Trustees' fees (Note 2)                                                   20,509
Miscellaneous                                                             68,853
                                                                    ------------
                                                                      28,632,744
                                                                    ------------
Net Investment Income                                                176,428,512
                                                                    ------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                    142,837,196
 Net unrealized appreciation on investments                          184,546,165
                                                                    ------------
 Net realized and unrealized
  gain on investments                                                327,383,361
                                                                    ------------
Net Increase in Net Assets from Operations                          $503,811,873
                                                                    ------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    Year Ended        Year Ended
                                             December 31, 2001 December 31, 2000
Operations:
Net investment income                           $  176,428,512    $  177,836,950
Net realized gain                                  142,837,196       548,257,962
Net unrealized appreciation
 (depreciation)                                    184,546,165       (57,596,567)
                                                --------------------------------
Net increase in
 net assets from operations                        503,811,873       668,498,345
                                                --------------------------------
Distributions to
Shareholders From:
Net investment income                             (177,670,484)     (179,395,979)
Net realized gain                                 (177,072,077)     (658,348,012)
                                                --------------------------------
Total distributions                               (354,742,561)     (837,743,991)
                                                --------------------------------
Beneficial Share Transactions:
Amounts received from
 sale of shares                                  2,141,412,180       900,615,440
Net asset value of shares issued in
 reinvestment of distributions                     345,372,901       818,089,030
Amounts paid for
 shares redeemed                                (1,504,702,986)   (1,778,311,810)
                                                --------------------------------
Net increase (decrease) from
 beneficial share transactions                     982,082,095       (59,607,340)
                                                --------------------------------
Total increase (decrease) in net
 assets                                          1,131,151,407      (228,852,986)
Net Assets:
Beginning of year                                4,909,109,623     5,137,962,609
                                                --------------------------------
End of year (including undistributed
 net investment income of $0 and
 $1,241,972, respectively)                      $6,040,261,030    $4,909,109,623
                                                --------------------------------
Shares sold                                         32,765,728        13,870,176
Shares issued in reinvestment of
 distributions                                       5,386,490        12,896,147
Shares redeemed                                    (23,222,543)      (27,547,646)
                                                --------------------------------
Net increase (decrease) in
 shares outstanding                                 14,929,675          (781,323)
                                                --------------------------------

See accompanying Notes to Financial Statements     Dodge & Cox Balanced Fund / 8

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1

Dodge & Cox Balanced Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: stocks are valued at the latest quoted sales prices as of the close of the New York Stock Exchange or, if no sale, then a representative price within the limits of the bid and ask prices for the day; a security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security; long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approximates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Dividend and interest income are recorded on the accrual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying financial statements since the Fund intends to distribute all of its taxable income and otherwise continue to comply with requirements for regulated investment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. In November 2000, the AICPA issued its revised audit and accounting guidance for investment companies which is effective beginning January 1, 2001. The impact of the adoption of this guidance is not material to the financial statements.

Note 2

Under a written agreement, the Fund pays an annual management fee of 1/2 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in 2001 include $214,411,016 of ordinary income ($2.57 per share) and $140,331,545 of long term capital gain ($1.62 per share). At December 31, 2001, the tax basis components of accumulated undistributed income and net realized gain include $3,144,265 of ordinary income and $8,446,313 of long term capital gain. For the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, aggregated $1,661,478,874 and $1,132,872,428, respectively, of which U.S. government obligations aggregated $296,310,872 and $256,696,915, respectively. At December 31, 2001, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $785,700,249, of which $930,964,458 represented appreciated securities and $145,264,209 represented depreciated securities.

Special 2001 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund hereby designates $140,331,545 of its distributions paid to shareholders in 2001 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 20%).

For shareholders that are corporations, the Fund hereby designates 33% of its ordinary dividends paid to shareholders in 2001 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.

9 / Dodge & Cox Balanced Fund

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share
outstanding throughout each year)                         Year Ended December 31,
--------------------------------------------------------------------------------
                                            2001    2000    1999    1998    1997
Net asset value, beginning of year        $63.42  $65.71  $65.22  $66.78  $59.82
Income from investment operations:
 Net investment income                      2.12    2.45    2.24    2.24    2.21
 Net realized and unrealized gain           4.07    6.95    5.45    2.17   10.24
                                          --------------------------------------
 Total from investment operations           6.19    9.40    7.69    4.41   12.45
                                          --------------------------------------
Distributions to shareholders from:
 Net investment income                     (2.14)  (2.47)  (2.22)  (2.23)  (2.22)
 Net realized gain                         (2.05)  (9.22)  (4.98)  (3.74)  (3.27)
                                          --------------------------------------
 Total distributions                       (4.19) (11.69)  (7.20)  (5.97)  (5.49)
                                          --------------------------------------
Net asset value, end of year              $65.42  $63.42  $65.71  $65.22  $66.78
                                          --------------------------------------
Total return                               10.06%  15.13%  12.06%   6.70%  21.21%

Ratios/supplemental data:
 Net assets, end of year (millions)       $6,040  $4,909  $5,138  $5,693  $5,077
 Ratio of expenses to average net
  assets                                     .53%    .53%    .53%    .54%    .55%
 Ratio of net investment income to
  average net assets                        3.28%   3.70%   3.18%   3.29%   3.39%
 Portfolio turnover rate                      21%     23%     17%     26%     32%

--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced
Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Balanced Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2002
                                                  Dodge & Cox Balanced Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------

                                Position with Trust            Principal Occupation       Other Directorships
 Name (Age) and Address*        (Time Served)                  During Past 5 Years        Held by Trustees
---------------------------------------------------------------------------------------------------------------------
 Interested Trustees & Officers
---------------------------------------------------------------------------------------------------------------------
 Harry R. Hagey (60)            Chairman and Trustee           Chairman, Chief                       --
                                (Trustee since 1975)           Executive Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee

---------------------------------------------------------------------------------------------------------------------
 John A. Gunn (58)              President and Trustee          President, Chief                      --
                                (Trustee since 1985)           Investment Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee, Fixed
                                                               Income Strategy
                                                               Committee, and
                                                               International Investment
                                                               Policy Committee

---------------------------------------------------------------------------------------------------------------------
 A. Horton Shapiro (62)         Executive Vice President       Senior Vice President                 --
                                and Trustee                    and Director of Dodge &
                                (Trustee since 1985)           Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee

---------------------------------------------------------------------------------------------------------------------
 Katherine Herrick Drake (47)   Vice President and Trustee     Vice President of Dodge               --
                                (Trustee since 1993)           & Cox, Portfolio
                                                               Manager, and member of
                                                               Investment Policy
                                                               Committee

---------------------------------------------------------------------------------------------------------------------
 Dana M. Emery (40)             Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1993)           (since 1998) and
                                                               Director of Dodge & Cox,
                                                               Manager--Fixed Income,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee

---------------------------------------------------------------------------------------------------------------------
 Kenneth E. Olivier (49)        Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1992)           and Director of Dodge &
                                                               Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee

---------------------------------------------------------------------------------------------------------------------
 John M. Loll (35)              Treasurer and Assistant        Vice President and                    --
                                Secretary (Officer since 2000) Treasurer (since 2000)
                                                               of Dodge & Cox; prior to
                                                               2000, Fund
                                                               Administration and
                                                               Accounting Manager,
                                                               Dodge & Cox

---------------------------------------------------------------------------------------------------------------------
 Thomas M. Mistele (48)         Secretary and Assistant        Vice President (since                 --
                                Treasurer (Officer since 2000) 1998), Secretary and
                                                               General Counsel of Dodge
                                                               & Cox

---------------------------------------------------------------------------------------------------------------------
 Independent Trustees
---------------------------------------------------------------------------------------------------------------------
 L. Dale Crandall (60)          Trustee (Since: 1999)          President, Kaiser          Director, Union BanCal
                                                               Foundation Health Plan,    Corporation (bank
                                                               Inc. and Kaiser            holding company) and
                                                               Foundation Hospitals       Union Bank of California
                                                               (2000-Present);            (commercial bank)
                                                               Executive Vice             (February 2001-Present)
                                                               President--Finance and
                                                               Administration & CFO,
                                                               Kaiser Foundation Health
                                                               Plan, Inc. and Kaiser
                                                               Foundation Hospitals
                                                               (1998-2000); Executive
                                                               Vice President & CFO,
                                                               APL Limited (shipping)
                                                               (1995-1998)

---------------------------------------------------------------------------------------------------------------------
 Max Gutierrez, Jr. (71)        Trustee (Since: 1985)          Partner in Brobeck,                   --
                                                               Phleger & Harrison,
                                                               Attorneys

---------------------------------------------------------------------------------------------------------------------
 Will C. Wood (62)              Trustee (Since: 1992)          Principal, Kentwood        Director, Banco
                                                               Associates, Financial      Latinoamericano de
                                                               Advisers (1994-Present)    Exportaciones S.A.
                                                                                          (Latin American Foreign
                                                                                          Trade Bank) (1999-
                                                                                          Present); Director, Dover
                                                                                          Investment Corp. (Real
                                                                                          Estate Development)
                                                                                          (1992-Present)
---------------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

               D O D G E & C O X                     D O D G E & C O X
               -----------------                     -----------------
                  Income Fund
                                                        Income Fund
               Investment Manager                     Established 1989
                  Dodge & Cox
               One Sansome Street
                   35th Floor
           San Francisco, California
                   94104-4443
                 (415) 981-1710

              www.dodgeandcox.com
        For Fund literature and account
         information, please visit the
                Funds' web site.

               or write or call:
               Dodge & Cox Funds
       c/o Boston Financial Data Services
                 P.O. Box 8422
             Boston, Massachusetts
                   02266-8422
                 (800) 621-3979

       This report is submitted for the
          general information of the
           shareholders of the Fund.
       The report is not authorized for
         distribution to  prospective
         investors in the Fund unless
        it is accompanied by a current
                  prospectus.

        This report reflects our views,
            opinions and portfolio
       holdings as of December 31, 2001,
        the end of the reporting period.
          The information provided is
          not a complete analysis of
          every aspect of any industry,
       security or the Fund. The Fund's
          portfolio composition may                  13th Annual Report
        change depending on market and               December 31, 2001
         economic conditions. Although
          historical performance is no                       2001
          guarantee of future results,
          these insights may help you                ------------------
           understand our investment                 ------------------
             management philosophy.                  ------------------

12/01 IF AR Printed on recycled paper

To Our Shareholders
--------------------------------------------------------------------------------

The Dodge & Cox Income Fund returned 10.3% for the year ended December 31, 2001, compared to 8.4% for the Lehman Brothers Aggregate Bond Index (LBAG), which serves as a proxy for the U.S. investment-grade bond market. Average an-nual total returns for longer periods are listed on the next page.

The Fund ended the year with total net assets of $1.5 billion. The net asset value of the Fund rose from $11.80 at the end of 2000 to $12.20 on December 31, 2001. In addition, during the year, the Fund distributed income dividends of $0.74 per share, a short-term capital gain of $0.015 per share, and a long-term capital gain of $0.04 per share.

2001 Fixed-Income Market Review
The performance of the broad, investment-grade bond market in 2001 was strong as most interest rates declined. Interest rates on short maturity securities fell as the Federal Reserve lowered the Federal Funds rate eleven times to a 40-year low of 1.75%. For example, the three-month benchmark rate fell 417 ba-sis points (1 basis point equals 1/100 of 1%) to 1.71%, and the two-year rate fell 205 basis points to 3.05% over the course of the year. In contrast, the benchmark 30-year rate actually rose slightly to end the year at 5.48%; these changes resulted in a "steeper" U.S. Treasury yield curve. Yield premiums (the difference between the interest rates of non-Treasury securities and similar-duration/1/ Treasuries) generally narrowed for corporate securities, leading to strong relative performance.

Performance Review
The single biggest driver behind the Fund's strong relative performance last year came from the corporate sector (including asset-backed securities): both the Fund's broad over-weighting of it (39.8% vs. 23.9% for the LBAG), and the relative composition of the Fund's corporate holdings. For example, the Fund's holdings in Xerox, Dillard's Department Stores, Dana Corp. and long-maturity finance securities (e.g., BankAmerica, Bank One) performed particularly well. Also contributing to relative returns were the more stable type of mortgage se-curities that we favor. Finally, a 6% position in Treasury Inflation Protected Securities (TIPS) contributed to relative performance as these securities outperformed short-duration Treasury alternatives.

Looking first at the corporate sector generally, 2001 would seem an unlikely year for the corporate sector to outpace the Treasury sector by 3.7%. After all, the U.S. entered a recession for the first time in a decade, was attacked by (and went to war against) terrorists, experienced double-digit declines in most major stock indices, and witnessed several high-profile bankruptcy filings and a multitude of ratings agency downgrades. Hardly an environment in which corporate securities should outperform!

The Fund outperformed in 2001 largely because of a series of well researched, yet often out-of-favor decisions we made primarily between 1998 and 2000. Dur-ing these years, events in the fixed-income markets resulted in a significant "cheapening" of all non-U.S. Treasury sectors, particularly corporates, as mea-sured by their yield differentials to U.S. Treasuries. This led to corporate bond underperformance and the Fund modestly lagging its performance benchmark in 1998 and 2000. Throughout this period we believed that the magnitude of cor-porate bond yield premiums provided significant compensation for the long-term fundamental risks of these securities. With our philosophy of investing over a three-to-five year horizon, we were able to take advantage of short-term uncer-tainties surrounding many corporate issuers and carefully build the Fund's cor-porate bond investments. Indeed, from August of 1998 (the beginning of a period of sharp underperformance for the corporate bond market) to year-end 2000, we increased the Fund's corporate bond weighting from 31.5% to 39.2%. This gradual increase in the Fund's corporate investments over this multi-year period was an important contributor to 2001's relative performance and more importantly, the Fund's cumulative, longer-term total returns.

The year 2001, however, was not indiscriminately kind to corporate bond invest-ors. Indeed it was a period when many corporate bond ratings were downgraded, including several of the Fund's strongest 2001 performers: Dana Corp., Xerox and Dillard's. We believe that the bond market widely anticipated the down-grades of these securities as early as mid-to-late 2000, as reflected in their rising yield premiums during that period. At the same time our approach--care-ful attention to credit fundamentals, structural features and the relative yield premium of each individual security--allowed us to avoid the major pit-falls within the California utility, telecom and pipeline sectors. The benefits of our research methodology were spread across other sectors as well, as the Fund's holdings of Federal Agency mortgage-backed securities and TIPS contrib-uted to relative performance.

1 / Dodge & Cox Income Fund

--------------------------------------------------------------------------------

Looking Ahead
As we entered 2002, the Fund was positioned as follows: 39.8% in corporate and asset-backed securities, 42.2% in mortgage-backed and Agency securities, 6.1% in TIPS, and the residual 11.9% in Treasuries and cash equivalents. Over the course of 2001 we moderately increased the Fund's holdings of Federal Agency mortgage-backed securities as prepayment concerns and interest rate volatility drove their yield premiums wider. Though we have moderately reduced the magnitude of the Fund's overweight in corporates, we believe that they continue to offer compelling long-term value. With respect to interest rate risk, the portfolio is positioned slightly "defensively," as our expectations for future inflation are somewhat higher than the market consensus reflecting our concerns about the substantial amount of monetary and fiscal stimulus that has been applied to the economy.

Thank you for your continued confidence in our firm as shareholder of the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey
------------------------
Harry R. Hagey, Chairman

/s/ A. Horton Shapiro
-------------------------------------------
A. Horton Shapiro, Executive Vice President

January 31, 2002

/1/Duration is a measure of
   price sensitivity to changes
   in interest rates.

Ten Years of Investment Performance
--------------------------------------------------------------------------------
through December 31, 2001 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

              10 years     10 years
           Income Fund         LBAG
Dec-91       $10,000       $10,000
Dec-92       $11,023       $10,947
Dec-93       $11,965       $11,739
Dec-94       $11,886       $11,670
Dec-95       $14,013       $13,558
Dec-96       $14,523       $14,047
Dec-97       $15,977       $15,408
Dec-98       $17,270       $16,746
Dec-99       $17,176       $16,690
Dec-00       $18,966       $18,540
Dec-01       $20,927       $20,102

- Dodge & Cox Income Fund $20,927
- LBAG $20,102

Average annual total return for periods ended December 31, 2001

                                                      1 Year  5 Years  10 Years
-------------------------------------------------------------------------------
Dodge & Cox
 Income Fund                                           10.32%    7.57%     7.65%
Lehman Brothers
 Aggregate
 Bond Index (LBAG)                                      8.42     7.43      7.23
-------------------------------------------------------------------------------

The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or in-terest income and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Lehman Brothers(R) is a trademark of Lehman Brothers, Inc.

                                                     Dodge & Cox Income Fund / 2

Fund Information                                               December 31, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $12.20
Total Net Assets (millions)                                               $1,512
30-Day SEC Yield/1/                                                        5.26%
2001 Expense Ratio                                                         0.45%
2001 Portfolio Turnover                                                      40%
Fund Inception Date                                                         1989

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed-Income Strategy Committee, whose ten members' average tenure is 14 years, and by the Investment Policy Committee, whose eight members' average tenure at Dodge & Cox is 24 years.

Portfolio Characteristics
--------------------------------------------------------------------------------
Number of Fixed-Income Securities                                            136
Average Quality                                                               AA
Average Maturity                                                       8.5 years
Effective Duration                                                    3.94 years

Credit Quality Ratings                                                 % of Fund
--------------------------------------------------------------------------------
U.S. Government & Government Agencies                                       55.8
Aaa/AAA                                                                      2.6
Aa/AA                                                                        0.0
A/A                                                                          9.4
Baa/BBB                                                                     22.3
Ba/BB                                                                        5.5
Cash Equivalents                                                             4.4

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Fixed-Income Securities:                                                   95.6%
Cash Equivalents:                                                           4.4%

Sector Breakdown                                                       % of Fund
--------------------------------------------------------------------------------
U.S. Treasury and Government Agency                                         16.1
Federal Agency CMO and REMIC/2/                                             13.7
Federal Agency Mortgage Pass-Through                                        26.0
Asset-Backed                                                                 2.6
Corporate                                                                   37.2
Cash Equivalents                                                             4.4

Maturity Breakdown                                                     % of Fund
--------------------------------------------------------------------------------
0-1 Years to Maturity                                                        5.2
1-5                                                                         46.1
5-10                                                                        33.5
10-15                                                                        2.7
15-20                                                                        2.0
20-25                                                                        4.0
25 and Over                                                                  6.5

/1/An annualization of the Fund's total net investment income per share for the 30-day period ended on the last day of the month.

/2/Collateralized Mortgage Obligation and Real Estate Mortgage Investment
   Conduit.

3 / Dodge & Cox Income Fund

Portfolio of Investments                              December 31, 2001

-----------------------------------------------------------------------
FIXED-INCOME SECURITIES: 95.6%
--------------------------------------------------------------------------------
 PAR VALUE                                                        MARKET VALUE
 U.S. TREASURY AND GOVERNMENT AGENCY: 16.1%
 U.S. TREASURY: 13.6%
 $ 2,000,000 U.S. Treasury Note, 6.25%, 2/15/03                    $  2,088,440
  50,000,000 U.S. Treasury Note, 5.75%, 8/15/03                      52,367,000
  53,000,000 U.S. Treasury Note, 6.75%, 5/15/05                      57,621,070
  32,872,523 U.S. Treasury Inflation-Indexed Note, 3.875%,
              1/15/09                                                33,622,345
   7,182,908 U.S. Treasury Inflation-Indexed Note, 4.25%,
              1/15/10                                                 7,535,301
  38,873,658 U.S. Treasury Inflation-Indexed Note, 3.50%,
              1/15/11                                                38,751,983
   2,389,890 U.S. Treasury Inflation-Indexed Bond, 3.625%,
              4/15/28                                                 2,436,947
   9,537,111 U.S. Treasury Inflation-Indexed Bond, 3.875%,
              4/15/29                                                10,157,024
                                                                   ------------
                                                                    204,580,110
 GOVERNMENT AGENCY: 2.5%
   5,327,312 Govt. Small Business Admin. 504 Series 97-20E,
              7.30%, 5/1/17                                           5,694,837
   5,277,552 Govt. Small Business Admin. 504 Series 97-20J,
              6.55%, 10/1/17                                          5,470,219
   5,002,990 Govt. Small Business Admin. 504 Series 98-20C,
              6.35%, 3/1/18                                           5,137,500
   7,358,807 Govt. Small Business Admin. 504 Series 98-20H,
              6.15%, 8/1/18                                           7,482,493
   4,186,736 Govt. Small Business Admin. 504 Series 98-20L,
              5.80%, 12/1/18                                          4,170,807
   4,882,891 Govt. Small Business Admin. 504 Series 99-20C,
              6.30%, 3/1/19                                           4,988,637
   4,826,485 Govt. Small Business Admin. 504 Series 99-20I,
              7.30%, 9/1/19                                           5,152,295
                                                                   ------------
                                                                     38,096,788
                                                                   ------------
                                                                    242,676,898
 FEDERAL AGENCY CMO AND REMIC(a): 13.7%
   3,292,086 Federal Home Loan Mtge. Corp., 8.00%, 4/15/07            3,433,020
  13,284,798 Federal Home Loan Mtge. Corp., 6.00%, 8/15/08           13,691,578
  20,100,000 Federal Home Loan Mtge. Corp., 6.00%, 10/15/08          20,413,962
  20,000,000 Federal Home Loan Mtge. Corp., 6.50%, 4/15/22           20,637,400
  10,000,000 Federal Home Loan Mtge. Corp., 6.00%, 6/17/22           10,000,000
  35,000,000 Federal Natl. Mtge. Assn., 6.00%, 7/25/14               35,459,200
  31,250,000 Federal Natl. Mtge. Assn., 7.00%, 3/25/21               31,982,188
  17,000,000 Federal Natl. Mtge. Assn., 6.25%, 3/25/23               17,531,250
   9,000,000 Federal Natl. Mtge. Assn., 6.00%, 6/25/23                9,028,080

 PAR VALUE                                                         MARKET VALUE
 $31,061,654 Federal Natl. Mtge. Assn., 7.00%, 12/25/41            $ 31,609,892
  12,616,000 Veterans Affairs Vendee Mtge. Trust,
              7.00%, 6/15/10                                         12,931,400
                                                                   ------------
                                                                    206,717,970
 FEDERAL AGENCY MORTGAGE PASS-THROUGH: 26.0%
         557 Federal Home Loan Mtge. Corp.,
              7.00%, 1/1/03                                                 558
     392,918 Federal Home Loan Mtge. Corp.,
              8.00%, 12/1/03                                            402,285
       3,155 Federal Home Loan Mtge. Corp.,
              7.00%, 3/1/06                                               3,170
      24,872 Federal Home Loan Mtge. Corp.,
              7.00%, 9/1/06                                              25,401
     114,083 Federal Home Loan Mtge. Corp.,
              7.25%, 1/1/08                                             116,716
      62,124 Federal Home Loan Mtge. Corp.,
              8.00%, 1/1/08                                              64,315
     113,903 Federal Home Loan Mtge. Corp.,
              8.00%, 1/1/08                                             119,886
      72,480 Federal Home Loan Mtge. Corp.,
              7.50%, 10/1/08                                             75,572
   2,176,442 Federal Home Loan Mtge. Corp.,
              7.00%, 11/1/08                                          2,268,919
     132,511 Federal Home Loan Mtge. Corp.,
              8.00%, 5/1/09                                             138,145
      34,729 Federal Home Loan Mtge. Corp.,
              8.25%, 5/1/09                                              36,369
     219,938 Federal Home Loan Mtge. Corp.,
              8.00%, 8/1/09                                             231,489
   6,805,093 Federal Home Loan Mtge. Corp.,
              6.50%, 2/1/11                                           6,972,974
   9,472,286 Federal Home Loan Mtge. Corp.,
              6.00%, 7/1/11                                           9,593,531
  11,926,842 Federal Home Loan Mtge. Corp.,
              7.00%, 12/1/11                                         12,452,219
   5,554,371 Federal Home Loan Mtge. Corp.,
              7.00%, 3/1/12                                           5,774,769
  15,022,346 Federal Home Loan Mtge. Corp.,
              6.50%, 4/1/12                                          15,533,857
       8,945 Federal Home Loan Mtge. Corp.,
              6.50%, 6/1/12                                               9,075
  18,403,764 Federal Home Loan Mtge. Corp.,
              6.50%, 6/1/12                                          18,823,553
  10,487,621 Federal Home Loan Mtge. Corp.,
              6.50%, 11/1/14                                         10,720,236
  13,622,177 Federal Home Loan Mtge. Corp.,
              7.90%, 2/1/21                                          14,488,275
   9,348,892 Federal Natl. Mtge. Assn.,
              6.825%, 5/1/06                                          9,949,509
      27,604 Federal Natl. Mtge. Assn.,
              7.50%, 9/1/07                                              29,018

See accompanying Notes to Financial Statements      Dodge & Cox Income Fund / 4

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH (continued)
 $ 2,329,208 Federal Natl. Mtge. Assn., 7.50%, 9/1/07               $  2,432,206
     321,779 Federal Natl. Mtge. Assn., 6.25%, 12/1/07                   327,092
   5,765,833 Federal Natl. Mtge. Assn., 7.00%, 7/1/08                  6,015,839
   9,643,007 Federal Natl. Mtge. Assn., 5.90%, 12/1/08                 9,791,344
   6,395,977 Federal Natl. Mtge. Assn., 6.50%, 12/1/08                 6,583,891
  10,853,617 Federal Natl. Mtge. Assn., 5.50%, 6/1/09                 10,921,995
   5,223,497 Federal Natl. Mtge. Assn., 6.50%, 7/1/09                  5,386,157
   1,798,321 Federal Natl. Mtge. Assn., 8.00%, 8/1/10                  1,889,783
   8,884,742 Federal Natl. Mtge. Assn., 7.00%, 12/1/10                 9,234,534
     259,629 Federal Natl. Mtge. Assn., 7.50%, 2/1/11                    271,160
   6,460,134 Federal Natl. Mtge. Assn., 7.00%, 12/1/11                 6,714,469
     755,795 Federal Natl. Mtge. Assn., 8.00%, 1/1/12                    803,395
      41,382 Federal Natl. Mtge. Assn., 6.50%, 1/1/13                     42,086
  19,441,911 Federal Natl. Mtge. Assn., 6.00%, 6/1/14                 19,624,082
  29,577,265 Federal Natl. Mtge. Assn., 7.00%, 9/1/14                 30,593,835
   9,543,465 Federal Natl. Mtge. Assn., 7.50%, 11/1/14                10,053,372
   6,941,031 Federal Natl. Mtge. Assn., 7.15%, 10/1/15                 7,419,709
     920,993 Federal Natl. Mtge. Assn., 8.00%, 8/1/22                    977,275
  27,872,484 Federal Natl. Mtge. Assn., 7.50%, 7/25/41                28,937,770
   1,678,380 Govt. Natl. Mtge. Assn., 7.25%, 2/15/06                   1,742,997
   2,432,600 Govt. Natl. Mtge. Assn., 7.50%, 7/15/07                   2,534,964
   8,236,724 Govt. Natl. Mtge. Assn., 7.00%, 4/15/09                   8,619,567
   8,519,164 Govt. Natl. Mtge. Assn., 6.50%, 7/15/09                   8,800,381
   4,266,189 Govt. Natl. Mtge. Assn., 7.50%, 9/15/17                   4,461,708
   1,067,617 Govt. Natl. Mtge. Assn., 7.80%, 6/15/20                   1,126,037
     747,372 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                     788,268
     855,100 Govt. Natl. Mtge. Assn., 7.80%, 7/15/20                     901,891
   2,383,943 Govt. Natl. Mtge. Assn., 7.80%, 8/15/20                   2,514,393
   1,353,670 Govt. Natl. Mtge. Assn., 7.80%, 9/15/20                   1,427,743
     657,634 Govt. Natl. Mtge. Assn., 7.80%, 10/15/20                    693,619
     802,338 Govt. Natl. Mtge. Assn., 7.80%, 11/15/20                    846,242
     991,335 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                   1,045,581
   2,935,820 Govt. Natl. Mtge. Assn., 7.80%, 1/15/21                   3,096,468
  44,325,239 Govt. Natl. Mtge. Assn., 7.50%, 11/15/24                 46,350,570
  29,882,355 Govt. Natl. Mtge. Assn., 7.50%, 5/15/25                  31,133,530
   2,689,354 Veterans Affairs Vendee Mtge. Trust,
              9.292%, 5/15/25                                          2,867,523
   8,045,664 Veterans Affairs Vendee Mtge. Trust,
              8.102%, 10/15/27                                         8,395,087
                                                                    ------------
                                                                     393,196,404
ASSET-BACKED SECURITIES: 2.6%
  16,315,000 CA Infrastructure and Econ. Dev. Bank Special
              Purpose Trust PG&E-1 Rate Reduction Ctf.
              1997-1 A-7, 6.42%, 9/25/08                              17,115,026
  12,700,000 CA Infrastructure and Econ. Dev. Bank Special
              Purpose Trust SCE-1 Rate Reduction Ctf.
              1997-1 A-6, 6.38%, 9/25/08                              13,251,795

PAR VALUE                                                           MARKET VALUE
 $ 9,100,000 ComEd Transitional Funding Trust Notes Series
              1998-1 Class A-4, 5.39%, 6/25/05                      $  9,302,362
                                                                    ------------
                                                                      39,669,183
CORPORATE: 37.2%
INDUSTRIAL: 17.7%
  12,500,000 American Home Products Corp., 6.70%, 3/15/11             12,913,625
  18,000,000 Dana Corp., 7.00%, 3/1/29                                12,723,840
   5,000,000 Dillard's, Inc., 7.375%, 6/1/06                           4,764,650
  15,742,000 Dillard's, Inc., 7.13%, 8/1/18                           12,684,274
  20,750,000 Eastman Chemical Co., 7.25%, 1/15/24                     18,240,287
   6,025,000 HCA-The Healthcare Company, 8.75%, 9/1/10                 6,522,063
   4,025,000 HCA-The Healthcare Company, 7.875%, 2/1/11                4,145,750
  12,500,000 Health Net, Inc., 8.375%, 4/15/11                        12,580,500
  13,750,000 Lockheed Martin Corp., 7.65%, 5/1/16                     14,977,737
  10,340,000 Lockheed Martin Corp., 7.75%, 5/1/26                     11,270,600
  13,550,000 Masco Corp., 6.75%, 3/15/06                              13,793,629
   5,100,000 May Department Stores Co., 7.625%, 8/15/13                5,574,861
   7,500,000 May Department Stores Co., 7.875%, 8/15/36,
              Callable 2016                                            7,792,350
  13,875,000 Nordstrom, Inc., 8.95%, 10/15/05                         14,917,706
  20,260,000 Raychem Corp., 7.20%, 10/15/08                           21,227,010
  11,490,000 Raytheon Co., 6.75%, 8/15/07                             11,815,397
   5,100,000 Raytheon Co., 6.15%, 11/1/08                              5,043,237
  17,370,000 Time Warner Entertainment,
              8.375%, 7/15/33                                         19,648,597
  15,659,000 Walt Disney Co., 7.55%, 7/15/93,
              Callable 2023                                           15,108,586
  15,000,000 Xerox Corp., 5.50%, 11/15/03                             14,100,000
   6,000,000 Xerox Corp., 7.20%, 4/1/16                                4,965,000
  25,000,000 Xerox Corp., 6.25%, 11/15/26, Putable 2003 and 2008      23,125,000
                                                                    ------------
                                                                     267,934,699
FINANCE: 12.5%
  10,790,000 Bank One Capital III, 8.75%, 9/1/30(b)                   11,989,093
  12,675,000 Bank One Corp., 7.625%, 8/1/05                           13,758,586
  10,020,000 Bank of Tokyo-Mitsubishi Ltd.(c) (Japan),
              8.40%, 4/15/10                                          10,416,291
   6,485,000 BankAmerica Capital II, 8.00%, 12/15/26,
              Callable 2006(b)                                         6,608,215
  10,000,000 CIGNA Corp., 7.00%, 1/15/11                              10,133,700
   1,000,000 CIGNA Corp., 7.65%, 3/1/23                                1,013,100
   5,375,000 CIGNA Corp., 7.875%, 5/15/27                              5,488,144
   5,865,000 Citicorp Capital Trust I, 7.933%, 2/15/27,
              Callable 2007(b)                                         6,132,502

5 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Portfolio of Investments                                       December 31, 2001

--------------------------------------------------------------------------------
FIXED-INCOME SECURITIES (continued)
--------------------------------------------------------------------------------

PAR VALUE                                                           MARKET VALUE
CORPORATE (continued)
 $21,000,000 EOP Operating Limited Partnership Notes,
              8.375%, 3/15/06(d)                                  $   22,910,370
   4,000,000 First Nationwide Bank, 10.00%, 10/1/06                    4,446,880
  28,500,000 Ford Motor Credit Co., 7.25%, 10/25/11                   27,756,720
  23,400,000 GMAC, 8.875%, 6/1/10, Putable 2005                       26,086,086
  11,000,000 Hartford Financial Services Group,
              6.375%, 11/1/02                                         11,220,550
   7,500,000 Republic New York Corp., 7.20%, 7/15/97                   7,138,125
  10,545,000 Safeco Corp., 7.875%, 3/15/03                            10,870,419
  12,500,000 UNUMProvident Corp., 7.625%, 3/1/11                      12,984,875
                                                                  --------------
                                                                     188,953,656

TRANSPORTATION: 5.5%
   6,750,000 American Airlines Pass Through Trust,
              6.978%, 4/1/11(e)                                        6,748,650
  20,000,000 American Airlines Pass Through Trust,
              7.858%, 10/1/11(e)                                      19,958,200
  14,030,652 Burlington Northern Santa Fe Railway,
              7.57%, 1/2/21                                           14,960,744
   7,137,000 Canadian Pacific Ltd.(c) (Canada),
              9.45%, 8/1/21                                            8,743,182
   7,225,000 Consolidated Rail Corp., 9.75%, 6/15/20                   8,897,299
   6,967,682 Union Pacific Corp., 6.85%, 1/2/19                        7,089,547
  17,305,708 Union Pacific Corp., 6.70%, 2/23/19                      17,400,370
                                                                  --------------
                                                                      83,797,992

UTILITIES: 1.5%
  10,000,000 AT&T Corp., 6.50%, 11/15/06(e)                           10,151,500
  11,500,000 PG&E National Energy Group, Inc.,
              10.375%, 5/16/11                                        12,155,500
                                                                  --------------
                                                                      22,307,000
                                                                  --------------
                                                                     562,993,347
                                                                  --------------
Total Fixed-Income Securities (cost $1,410,448,409)                1,445,253,802
                                                                  --------------

SHORT-TERM INVESTMENTS: 3.2%
--------------------------------------------------------------------------------
PAR VALUE                                                           MARKET VALUE

 $ 7,523,899 SSgA Prime Money Market Fund                           $  7,523,899
  40,772,000 State Street Repurchase Agreement, 1.60%, 1/2/02
              (collateralized by U.S. Treasury securities, value
              $41,588,468)                                            40,772,000
                                                                    ------------
Total Short-term Investments (cost $48,295,899)                       48,295,899
                                                                    ------------

TOTAL INVESTMENTS (cost $1,458,744,308)                 98.8%      1,493,549,701
OTHER ASSETS LESS LIABILITIES                            1.2          18,566,487
                                                       -----      --------------
TOTAL NET ASSETS                                       100.0%     $1,512,116,188
                                                       -----      --------------

(a)  CMO: Collateralized Mortgage Obligation
     REMIC: Real Estate Mortgage Investment Conduit
(b)  Cumulative Preferred Securities
(c)  Foreign securities denominated in U.S. dollars
(d) EOP Operating LP is the operating partnership of Equity Office Properties Trust
(e) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to Financial Statements       Dodge & Cox Income Fund / 6

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                               December 31, 2001
Assets:
Investments, at market value
 (identified cost $1,458,744,308)                                 $1,493,549,701
Receivable for paydowns on
 mortgage-backed securities                                               57,733
Receivable for Fund shares sold                                        6,443,129
Interest receivable                                                   18,800,497
Prepaid expenses                                                          10,258
                                                                  --------------
                                                                   1,518,861,318
                                                                  --------------
Liabilities:
Payable for Fund shares redeemed                                       6,061,466
Management fees payable                                                  512,701
Accounts payable                                                         170,963
                                                                  --------------
                                                                       6,745,130
                                                                  --------------
Net Assets                                                        $1,512,116,188
                                                                  --------------
Net Assets Consist of:
Paid in capital                                                   $1,476,455,450
Accumulated undistributed
 net investment income                                                   565,162
Accumulated undistributed net
 realized gain on investments                                            290,183
Net unrealized appreciation on investments                            34,805,393
                                                                  --------------
                                                                  $1,512,116,188
                                                                  --------------
Beneficial shares outstanding (par value $0.01 each,
 unlimited shares authorized)                                        123,909,095
Net asset value per share                                         $        12.20

Statement of Operations
--------------------------------------------------------------------------------

                                                    Year Ended December 31, 2001
Investment Income:
Interest                                                            $ 84,407,679
                                                                    ------------
Expenses:
Management fees (Note 2)                                               5,186,678
Custodian and fund accounting fees                                        65,254
Transfer agent fees                                                      183,517
Professional fees                                                         56,185
Shareholder reports                                                       86,604
Registration fees                                                        151,654
Trustees' fees (Note 2)                                                   20,509
Miscellaneous                                                             13,423
                                                                    ------------
                                                                       5,763,824
                                                                    ------------
Net Investment Income                                                 78,643,855
                                                                    ------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments                                      6,386,247
 Net unrealized appreciation on investments                           33,325,700
                                                                    ------------
 Net realized and unrealized
  gain on investments                                                 39,711,947
                                                                    ------------
Net Increase in Net Assets from Operations                          $118,355,802
                                                                    ------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                   Year Ended        Year Ended
                                            December 31, 2001 December 31, 2000
Operations:
Net investment income                          $   78,643,855    $   64,302,247
Net realized gain                                   6,386,247         2,255,549
Net unrealized appreciation                        33,325,700        31,817,451
                                               --------------------------------
Net increase in
 net assets from operations                       118,355,802        98,375,247
                                               --------------------------------
Distributions to
Shareholders From:
Net investment income                             (78,563,286)      (64,967,127)
Net realized gain                                  (8,003,149)          (76,925)
                                               --------------------------------
Total distributions                               (86,566,435)      (65,044,052)
                                               --------------------------------
Beneficial Share Transactions:
Amounts received from
 sale of shares                                   820,982,707       318,293,848
Net asset value of shares issued in
 reinvestment of distributions                     72,968,795        50,164,032
Amounts paid for
 shares redeemed                                 (434,406,460)     (354,969,666)
                                               --------------------------------
Net increase from beneficial
 share transactions                               459,545,042        13,488,214
                                               --------------------------------
Total increase in net assets                      491,334,409        46,819,409

Net Assets:
Beginning of year                               1,020,781,779       973,962,370
                                               --------------------------------
End of year (including undistributed
 net investment income of $565,162 and
 $484,593, respectively)                       $1,512,116,188    $1,020,781,779
                                               --------------------------------
Shares sold                                        66,929,167        27,558,492
Shares issued in reinvestment of
 distributions                                      6,002,513         4,355,143
Shares redeemed                                   (35,506,604)      (30,888,164)
                                               --------------------------------
Net increase in
 shares outstanding                                37,425,076         1,025,471
                                               --------------------------------

7 / Dodge & Cox Income Fund       See accompanying Notes to Financial Statements

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1

Dodge & Cox Income Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is reg-istered under the Investment Company Act of 1940, as amended, as a diversi-fied, open-end management investment company. The Fund consistently follows accounting policies which are in conformity with accounting principles gener-ally accepted in the United States of America. Significant accounting policies are as follows: (a) Security valuation: long-term debt securities are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and electronic data processing techniques; securi-ties for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; short-term securities are valued at amortized cost which approxi-mates current value; all securities held by the Fund are denominated in U.S. Dollars. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securities sold are determined on the basis of identified cost. (d) Interest income is recorded on the ac-crual basis. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respec-tive securities. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value per share computation on the ex-dividend date. (f) The Fund may enter into repurchase agreements which involve the pur-chase of securities from a counterparty with a simultaneous commitment to re-sell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the secu-rities and to apply the proceeds in satisfaction of the obligation. (g) No provision for federal income taxes has been included in the accompanying fi-nancial statements since the Fund intends to distribute all of its taxable in-come and otherwise continue to comply with requirements for regulated invest-ment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. In November 2000, the AICPA issued its revised audit and accounting guidance for investment companies which is effective beginning January 1, 2001. The impact of the adoption of this guidance is not material to the fi-nancial statements.

Note 2

Under a written agreement, the Fund pays an annual management fee of 5/10 of 1% of the Fund's average daily net asset value up to $100 million and 4/10 of 1% of the Fund's average daily net asset value in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net asset value for the year. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an at-tendance fee for each Board or Committee meeting attended. Payments to trust-ees are divided equally among each series of the Trust. The Trust does not pay any other remuneration to its officers or trustees.

Note 3

The federal tax character of distributions paid in 2001 include $81,562,102 of ordinary income ($0.76 per share) and $5,004,333 of long term capital gain ($0.04 per share). At December 31, 2001, the tax basis components of accumulated undistributed income and net realized gain include $565,162 of ordinary income and $290,183 of long term capital gain. For the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, aggregated $1,005,718,361 and $569,571,844, respectively, of which U.S. government obligations aggregated $671,999,604 and $374,733,629 respectively. At December 31, 2001, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes. Net unrealized appreciation aggregated $34,805,393, of which $44,813,235 represented appreciated securities and $10,007,842 represented depreciated securities.

                                                    Dodge & Cox Income Fund / 8

Financial Highlights

-------------------------------------------------------------------------------
SELECTED DATA AND RATIOS (for a share
outstanding throughout each year)                        Year Ended December 31,
-------------------------------------------------------------------------------
                                          2001    2000    1999     1998    1997
Net asset value, beginning of
 year                                   $11.80  $11.40  $12.25   $12.08  $11.68

Income from investment
operations:
 Net investment income                    0.74     .77     .72      .72     .73
 Net realized and unrealized
  gain (loss)                             0.46     .41    (.82)     .23     .40
                                        ---------------------------------------
 Total from investment
  operations                              1.20    1.18    (.10)     .95    1.13
                                        ---------------------------------------
Distributions to shareholders
from:
 Net investment income                   (0.74)   (.78)   (.71)    (.72)   (.73)
 Net realized gain                       (0.06)     --    (.04)    (.06)     --
                                        ---------------------------------------
 Total distributions                     (0.80)   (.78)   (.75)    (.78)   (.73)
                                        ---------------------------------------
Net asset value, end of year            $12.20  $11.80  $11.40   $12.25  $12.08
                                        ---------------------------------------
Total return                             10.32%  10.70%   (.81)%   8.08%  10.00%

Ratios/supplemental data:
 Net assets, end of year
  (millions)                            $1,512  $1,021    $974     $952    $705
 Ratio of expenses to average
  net assets                               .45%    .46%    .46%     .47%    .49%
 Ratio of net investment income
  to average net assets                   6.18%   6.67%   6.10%    6.00%   6.32%
 Portfolio turnover rate                    40%     34%     24%      35%     28%

--------------------------------------------------------------------------------

9 / Dodge & Cox Income Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income
Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Dodge & Cox Income Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2002





Special 2001 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

The Fund hereby designates $5,004,333 of its distributions paid to shareholders in 2001 as capital gain dividends (treated for federal income tax purposes in the hands of shareholders as long-term capital gain taxable at a maximum rate of 20%).

                                                   Dodge & Cox Income Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------


                                Position with Trust            Principal Occupation       Other Directorships
 Name (Age) and Address*        (Time Served)                  During Past 5 Years        Held by Trustees
--------------------------------------------------------------------------------------------------------------------
 Interested Trustees & Officers
--------------------------------------------------------------------------------------------------------------------
 Harry R. Hagey (60)            Chairman and Trustee           Chairman, Chief                       --
                                (Trustee since 1975)           Executive Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee

--------------------------------------------------------------------------------------------------------------------
 John A. Gunn (58)              President and Trustee          President, Chief                      --
                                (Trustee since 1985)           Investment Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee, Fixed
                                                               Income Strategy
                                                               Committee, and
                                                               International Investment
                                                               Policy Committee

--------------------------------------------------------------------------------------------------------------------
 A. Horton Shapiro (62)         Executive Vice President       Senior Vice President                 --
                                and Trustee                    and Director of Dodge &
                                (Trustee since 1985)           Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee

--------------------------------------------------------------------------------------------------------------------
 Katherine Herrick Drake (47)   Vice President and Trustee     Vice President of Dodge               --
                                (Trustee since 1993)           & Cox, Portfolio
                                                               Manager, and member of
                                                               Investment Policy
                                                               Committee

--------------------------------------------------------------------------------------------------------------------
 Dana M. Emery (40)             Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1993)           (since 1998) and
                                                               Director of Dodge & Cox,
                                                               Manager--Fixed Income,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee

--------------------------------------------------------------------------------------------------------------------
 Kenneth E. Olivier (49)        Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1992)           and Director of Dodge &
                                                               Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee

--------------------------------------------------------------------------------------------------------------------
 John M. Loll (35)              Treasurer and Assistant        Vice President and                    --
                                Secretary (Officer since 2000) Treasurer (since 2000)
                                                               of Dodge & Cox; prior to
                                                               2000, Fund
                                                               Administration and
                                                               Accounting Manager,
                                                               Dodge & Cox

--------------------------------------------------------------------------------------------------------------------
 Thomas M. Mistele (48)         Secretary and Assistant        Vice President (since                 --
                                Treasurer (Officer since 2000) 1998), Secretary and
                                                               General Counsel of Dodge
                                                               & Cox

--------------------------------------------------------------------------------------------------------------------
 Independent Trustees
--------------------------------------------------------------------------------------------------------------------
 L. Dale Crandall (60)          Trustee (Since: 1999)          President, Kaiser          Director, Union BanCal
                                                               Foundation Health Plan,    Corporation (bank
                                                               Inc. and Kaiser            holding company) and
                                                               Foundation Hospitals       Union Bank of California
                                                               (2000-Present);            (commercial bank)
                                                               Executive Vice             (2001-Present)
                                                               President--Finance and
                                                               Administration & CFO,
                                                               Kaiser Foundation Health
                                                               Plan, Inc. and Kaiser
                                                               Foundation Hospitals
                                                               (1998-2000); Executive
                                                               Vice President & CFO,
                                                               APL Limited (shipping)
                                                               (1995-1998)

--------------------------------------------------------------------------------------------------------------------
 Max Gutierrez, Jr. (71)        Trustee (Since: 1985)          Partner in Brobeck,                   --
                                                               Phleger & Harrison,
                                                               Attorneys

--------------------------------------------------------------------------------------------------------------------
 Will C. Wood (62)              Trustee (Since: 1992)          Principal, Kentwood        Director, Banco
                                                               Associates, Financial      Latinoamericano de
                                                               Advisers                   Exportaciones S.A.
                                                                                          (Latin American Foreign
                                                                                          Trade Bank) (1999-
                                                                                          Present); Director, Dover
                                                                                          Investment Corp. (Real
                                                                                          Estate Development)
                                                                                          (1992-Present)
--------------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.

           D O D G E & C O X                      D O D G E & C O X
           -----------------                      -----------------
        International Stock Fund
                                                    International
                                                     Stock Fund
          Investment Manager                       Established 2001
             Dodge & Cox
          One Sansome Street
              35th Floor
      San Francisco, California
              94104-4443
            (415) 981-1710

         www.dodgeandcox.com
   For Fund literature and account
    information, please visit the
           Funds' web site.

          or write or call:
          Dodge & Cox Funds
  c/o Boston Financial Data Services
            P.O. Box 8422
        Boston, Massachusetts
              02266-8422
            (800) 621-3979

  This report is submitted for the
     general information of the
      shareholders of the Fund.
  The report is not authorized for
    distribution to  prospective
    investors in the Fund unless
   it is  accompanied by a current
             prospectus.

  This report reflects our views,
  opinions and portfolio holdings
  as of December 31, 2001, the end
    of the reporting period. The
   information provided is not a
     complete analysis of every
  aspect of any country, industry,
 security or the Fund. The Fund's
  portfolio composition may change
   depending on market and economic
  conditions. Although historical
   performance is no guarantee of
  future results, these insights
    may help you understand our
     investment management
           philosophy.

      Risks of International                      1st Annual Report
   Investing: Foreign investing,                  December 31, 2001
     especially in developing
   countries, has special risks                         2001
    such as currency and market
   volatility and political and
   social instability. These and
   other risk considerations are                  -----------------
       discussed in the Fund's                    -----------------
           prospectus.                            -----------------


12/01 ISF AR Printed on recycled paper

To Our Shareholders
-----------------------------------------------------------------------

Since its inception on May 1, 2001 through year-end, the International Stock Fund declined -7.1%*, while the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) declined -14.9%. The Fund received several large investments at year-end and, as a result, cash was approximately 13% of the Fund's assets on December 31, temporarily above our goal of keeping cash below 10%. The Fund's total net assets were $25.2 million on December 31.

The net asset value of the Fund fell from $20.00 at its inception to $18.42 on December 31, 2001. In December, the Fund distributed an income dividend of $0.14 per share and short-term capital gain of $0.02 per share.

Investment Strategy and Recent Results
Good security selection helped the Fund's results relative to the MSCI EAFE benchmark since inception. In particular, the Fund's investments in industrial commodities and consumer products were strong contributors. Individual company standouts were Kemira, a Finnish chemical company, and Pohang Steel, a Korean steel company. The Fund's investments in telephone service companies, Embratel, Brazil's long distance provider, and Nippon Telegraph & Telephone
(NTT), Japan's telecommunications services provider, had a negative impact on the Fund's since inception results.

In selecting investments, we look for individual companies that have attrac-tive earnings and cash flow prospects and strong balance sheets that are priced at discount valuations. The International Stock Fund is constructed one company at a time and is diversified by sector and region. From a sector standpoint, we have maintained a large portion of the Fund's assets in the en-ergy and industrial commodities sectors. Concerns about the global economy have driven the share prices down to levels that, in our view, do not reflect long-term opportunities for these companies to grow production and earnings. A common theme among the Fund's holdings in industrial commodities and energy is the ability to fund growth based on strong balance sheets, cash flow genera-tion and globally competitive cost structures.

Japan
Recently we have been asked why the Fund is invested in Japan. Over-investment and real estate inflation in the eighties have given way to a decade of eco-nomic malaise. This downturn has been compounded by ineffective and often counter-productive public policy, which has hampered restructuring. Thus, there are still large amounts of problem assets for many banks and companies. As a result, investment returns have been dismal--the Japanese stock market index has lost an average of 4% per year over that past ten years! This is by far the worst of the world's major equity markets and, as would be expected, there are now a good number of Japanese companies that trade at very low valu-ations in relation to their sales, cash flow and book value. Admittedly, the current level of profitability for many of these companies is also low.

The key point to make is that we are not investing in "Japan," per se, but rather in ten individual Japanese companies which together comprise 18.5% of the Fund. We believe that we have identified individual companies with low valuations that have a combination of strong balance sheets, durable business franchises, and management teams focused on improving profitability. Further-more, many of the Fund's Japanese investments have developed a strong presence in the global marketplace. Global competitiveness is important for two rea-sons. First, it provides growth opportunities and a way to prosper despite a weak home market. Second, it provides a relevant metric to judge the true profit potential of the business.

Kikkoman and Sony are two examples. Please note that we discuss Kikkoman and Sony to help illustrate our investment approach, not because we think they are more attractive than the Fund's other 46 holdings. Kikkoman is the leading soy sauce producer in Japan and the U.S. Its international operations (15% of rev-enues and 50% of operating profit) are growing faster than the rest of the company and have a much higher margin structure. Even in its domestic opera-tions, management continues to scrutinize production to improve profitability. Kikkoman trades at roughly 23 times earnings, which is in line with global competitors, yet it has more attractive earnings growth prospects. Sony is the preeminent global consumer electronics company. It has an impressive global brand, technological and design leadership, and a management that is very se-rious about changing the profit structure of the company. Sony's earnings have been hurt by a lack of new product introductions in its core electronics busi-ness and a slowdown in global consumer demand. However, pockets of success like video games demonstrate that Sony still has the ability to innovate and create new product categories. Sony trades at 12 times cash flow and at 75% of sales, which is a low valuation relative to its competitors.

1 / Dodge & Cox International Stock Fund

------------------------------------------------------------------------------

The Case for International Investing
Past returns for investors in international equity markets have been disap-pointing both on an absolute basis and when compared to those of the U.S. eq-uity markets. However, past returns are not indicative of future results, and looking forward, we believe that international investing presents a significant opportunity.

We expect the consumer outside the U.S. to be a powerful force in driving global economic growth. Roughly half of the world's population has adopted cap-italist economic systems, which means that three billion people are organizing to produce and consume more. Technology supports this trend, as the declining cost of computing power and communications accelerates the development and dif-fusion of innovation, and cuts the costs and time to bring products to market. Globalization is increasing competition and driving the restructuring of indus-tries on a worldwide basis.

In our opinion, there are many individual companies that are attractively val-ued, especially in relation to their ability to benefit from an expanding global economy. Currently, 50% of the world's market capitalization and approx-imately 30% of its production are in the United States. Looked at another way, 50% of the world's market capitalization and 70% of its production are outside of the United States. Today investors can buy much more production with their investment dollar overseas than they have been able to in the past.

Thank you for your confidence in our firm as shareholder of the Dodge & Cox In-ternational Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

/s/ Harry R. Hagey                       /s/ John A. Gunn
------------------------                 ------------------------
Harry R. Hagey, Chairman                 John A. Gunn, President

January 31, 2002


Investment Performance Since Inception
------------------------------------------------------------------------------
through December 31, 2001 (in thousands)

                       [PERFORMANCE GRAPH APPEARS HERE]

                            Dodge & Cox
                           International
                            Stock Fund             MSCI EAFE
                            ----------             ---------
  5/1/01                     $10,000                $10,000
12/31/01                     $ 9,291                $ 8,512

- Dodge & Cox International Stock Fund                                  $9,291
- MSCI EAFE                                                             $8,512

Total return for period May 1, 2001 through December 31, 2001
------------------------------------------------------------------------------
Dodge & Cox International Stock Fund                                     -7.09%*
MSCI EAFE                                                                -14.88
------------------------------------------------------------------------------

* Expense reimbursements have been in effect for the International Stock Fund since its inception. Without the expense reimbursements, returns for the Fund would have been lower.

  The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world's stock markets, excluding the United States. The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold.

Morgan Stanley(R), Morgan Stanley Capital International, and EAFE(R) are trademarks of Morgan Stanley Dean Witter & Co.

                                        Dodge & Cox International Stock Fund / 2

Fund Information                                               December 31, 2001
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                                 $18.42
Total Net Assets (millions)                                               $25.2
30-Day SEC Yield/1/                                                        2.11%
Expense Ratio/2/                                                           0.90%
Turnover Ratio (May 1, 2001-December 31, 2001)                               23%
Fund Inception Date                                                  May 1, 2001

Investment Manager: Dodge & Cox,
San Francisco. Managed by the
International Investment Policy
Committee, whose six members'
average tenure at Dodge & Cox is
15 years

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                    86.9%
Cash Equivalents:                                                          13.1%


Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                              48
Median Market Capitalization                                          $6 billion
Price-to-Earnings Ratio/3/                                                 12.0x
Price-to-Book Value                                                         1.2x

Region Diversification
--------------------------------------------------------------------------------
Europe (ex. United Kingdom)                                                 30.9
Japan                                                                       18.5
United Kingdom                                                               9.5
Pacific (ex. Japan)                                                         10.3
Latin America                                                               12.0
Canada                                                                       5.7

Ten Largest Holdings                                                   % of Fund
--------------------------------------------------------------------------------
Oce N.V. (Netherlands)                                                       3.2
Kidde PLC (United Kingdom)                                                   3.1
Electrolux AB (Sweden)                                                       3.0
Petroleo Brasileiro S.A. ADR (Brazil)                                        2.9
Nippon Telegraph & Telephone (Japan)                                         2.8
News Corp. Ltd. (Australia)                                                  2.8
Akzo Nobel NV (Netherlands)                                                  2.8
Sony ADR (Japan)                                                             2.7
Imperial Chemical Industries PLC
 (United Kingdom)                                                            2.6
Unibanco Uniao de Bancos Brasileiros
 GDR (Brazil)                                                                2.5

Ten Largest Industries                                                 % of Fund
--------------------------------------------------------------------------------
Banking                                                                     11.2
Chemicals                                                                   10.9
Energy                                                                       9.7
Machinery & Equipment                                                        9.7
Consumer Durables                                                            9.6
Consumer Products                                                            6.1
Metals & Mining                                                              5.5
Consumer Electronics                                                         4.9
Pharmaceutical & Medical Products                                            4.5
Telephone                                                                    4.1


/1/ An annualization of the Fund's total net investment income per share for the
    30-day period ended on the last day of the month.
/2/ For the fiscal years ending December 31, 2001 and 2002, Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain total Fund operating expenses at 0.90%. The agreement is renewable annually thereafter and is subject to 30 days prior written notice for termination by either party. Without reimbursement, the annualized expense ratio for the period May 1, 2001, through December 31, 2001, would have been 2.47%.
/3/ Price-to-earnings ratio is calculated using fiscal year-end earnings and excludes extraordinary items.

3 / Dodge & Cox International Stock Fund

 Portfolio of Investments                                     December 31, 2001

 ---------------------------------------------------------------------------------
 COMMON STOCKS: 75.1%
 ---------------------------------------------------------------------------------
 SHARES                                                               MARKET VALUE
 CONSUMER: 15.9%
 CONSUMER DURABLES: 9.6%

  50,700 Electrolux AB (Sweden)                                       $    759,069
 115,000 Makita Corp. (Japan)                                              567,934
  26,200 Fiat SPA ADR(b) (Italy)                                           423,130
  36,000 Suzuki Motor Corp. (Japan)                                        394,046
   3,500 Honda Motor Ltd. Sponsored ADR(b) (Japan)                         285,285
                                                                      ------------
                                                                         2,429,464
 CONSUMER PRODUCTS: 6.1%
 819,000 Goodman Fielder Ltd. (Australia)                                  578,503
  87,000 Kikkoman Corp. (Japan)                                            470,827
   9,100 Svenska Cellulosa A.B. (Sweden)                                   249,852
   2,400 Unilever N.V. ADR(b) (Netherlands)                                138,264
   3,000 Fuji Photo Film Co., Ltd. (Japan)                                 107,167
                                                                      ------------
                                                                         1,544,613
 MEDIA AND LEISURE: 0.2%
   1,625 Fairmont Hotels & Resorts, Inc.(b) (Canada)                        38,838
                                                                      ------------
                                                                         4,012,915
 INDUSTRIAL COMMODITIES: 14.1%
 CHEMICALS: 8.6%
 119,600 Imperial Chemical Industries PLC (United Kingdom)                 658,984
  16,800 BASF AG (Germany)                                                 624,351
  23,700 NOVA Chemicals Corp.(b) (Canada)                                  457,687
  73,000 Kemira OYJ (Finland)                                              432,124
                                                                      ------------
                                                                         2,173,146
 METALS AND MINING: 5.5%
  33,000 Rio Tinto PLC (United Kingdom)                                    631,356
  65,078 BHP Ltd. (Australia)                                              349,757
  10,500 Pohang Iron & Steel ADR(b) (South Korea)                          241,500
   1,800 Pohang Iron & Steel (South Korea)                                 167,825
                                                                      ------------
                                                                         1,390,438
                                                                      ------------
                                                                         3,563,584
 GENERAL INDUSTRIAL: 11.5%
 MACHINERY & EQUIPMENT: 9.7%
 802,900 Kidde PLC (United Kingdom)                                        782,061
  97,000 CNH Global N.V.(b) (Netherlands)                                  590,730
   3,140 Sulzer A.G. (Switzerland)                                         482,466
  33,800 Desc, S.A. de C.V. Sponsored ADR(b) (Mexico)                      312,650
  76,000 Komatsu Ltd. (Japan)                                              272,071
                                                                      ------------
                                                                         2,439,978

 SHARES                                                               MARKET VALUE
 ELECTRICAL & AEROSPACE: 1.8%
 138,700 Rolls Royce PLC (United Kingdom)                             $    335,733
   9,900 Alstom (France)                                                   110,068
                                                                      ------------
                                                                           445,801
                                                                      ------------
                                                                         2,885,779
 FINANCE: 8.7%
 BANKING: 8.7%
  93,300 Mitsubishi Tokyo Financial Group, Inc. ADR(b) (Japan)             603,651
  67,900 Banco Santander Central Hispania (Spain)                          568,752
  76,000 DBS Group Holdings Ltd. (Singapore)                               567,993
  16,000 Banco Latinoamericano de Exportaciones ADR(b) (Panama)            448,800
                                                                      ------------
                                                                         2,189,196
 TECHNOLOGY: 8.1%
 CONSUMER ELECTRONICS: 4.9%
  15,200 Sony Corp. ADR(b) (Japan)                                         685,520
  44,900 Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)           565,740
                                                                      ------------
                                                                         1,251,260
 BUSINESS SERVICES: 3.2%
  79,700 Oce N.V. (Netherlands)                                            799,550
                                                                      ------------
                                                                         2,050,810
 ENERGY: 6.8%
  13,600 Norsk Hydro A.S. ADR(b) (Norway)                                  571,200
  13,946 PanCanadian Energy Corp.(b) (Canada)                              362,596
  13,500 Petro-Canada(b) (Canada)                                          330,885
   2,100 Total Fina Elf (France)                                           299,838
  17,800 Stolt Offshore S.A(a) (Norway)                                    156,652
                                                                      ------------
                                                                         1,721,171
 HEALTHCARE: 4.5%
 PHARMACEUTICAL & MEDICAL PRODUCTS: 4.5%
  15,600 Akzo Nobel NV (Netherlands)                                       696,400
  12,100 Novartis AG ADR(b) (Switzerland)                                  441,650
                                                                      ------------
                                                                         1,138,050
 UTILITIES: 2.8%
 TELEPHONE: 2.8%
     215 Nippon Telegraph & Telephone Corp. (Japan)                        700,748

 TRANSPORTATION: 2.7%
  27,900 Stolt-Nielsen S.A. (Norway)                                       438,239
  12,250 Canadian Pacific Railway Co.(b) (Canada)                          238,875
                                                                      ------------
                                                                           677,114
                                                                      ------------
 Total Common Stocks (cost $19,616,953)                                $18,939,367
                                                                      ------------

See accompanying Notes to Financial Statements

                                        Dodge & Cox International Stock Fund / 4

 Portfolio of Investments                                      December 31, 2001

 -------------------------------------------------------------------------------
 PREFERRED STOCKS: 11.8%
 -------------------------------------------------------------------------------
 SHARES                                                             MARKET VALUE
 ENERGY: 2.9%
     32,900 Petroleo
             Brasileiro S.A
             ADR(b) (Brazil)                                        $    731,367

 CONSUMER: 2.8%
 MEDIA AND LEISURE: 2.8%
    104,597 News Corp. Ltd
             Preferred
             Ordinary
             (Australia)                                                 698,671

 FINANCE: 2.5%
 BANKING: 2.5%
     28,400 Uniao de Bancos
             Brasileiros
             Sponsored
             GDR(b) (Brazil)                                             633,320

 INDUSTRIAL COMMODITIES: 2.3%
 CHEMICALS: 2.3%
     74,000 Ultrapar
             Participacoes
             S.A. ADR(b)
             (Brazil)                                                    569,800

 UTILITIES: 1.3%
 TELEPHONE: 1.3%
     81,900 Embratel
             Participacoes
             ADR(b) (Brazil)                                             340,704
                                                                    ------------
 Total Preferred Stocks (cost $3,145,946)                              2,973,862
                                                                    ------------


 SHORT-TERM INVESTMENTS: 19.7%
 -------------------------------------------------------------------------------
 PAR VALUE
 $ 120,947 SSgA Prime Money Market Fund                                  120,947
 4,831,000 State Street Repurchase Agreement,
     1.60%, 1/2/02 (collateralized by
     U.S. Treasury securities, value
     $4,930,165)                                                       4,831,000
                                                                    ------------
 Total Short-term Investments (cost $4,951,947)                        4,951,947
                                                                    ------------


TOTAL INVESTMENTS (cost $27,714,846)                       106.6%     26,865,176
OTHER ASSETS LESS LIABILITIES                               (6.6)     (1,660,876)
                                                           -----     -----------
TOTAL NET ASSETS                                           100.0%    $25,204,300
                                                           -----     -----------

(a)  Non-income producing
(b)  Securities denominated in U.S. Dollars

                                  See accompanying Notes to Financial Statements

5 / Dodge & Cox International Stock Fund

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                         December 31, 2001
Assets:
Investments, at market value (identified cost $27,714,846)      $26,865,176
Receivable for Fund shares sold                                     840,403
Dividends and interest receivable                                    19,703
Prepaid expenses                                                      1,153
Expense reimbursement receivable                                     79,171
                                                                -----------
                                                                 27,805,606
                                                                -----------
Liabilities:
Payable for investments purchased                                 2,518,153
Payable for Fund shares redeemed                                      9,217
Accounts payable                                                     73,936
                                                                -----------
                                                                  2,601,306
                                                                -----------
Net Assets                                                      $25,204,300
                                                                -----------
Net Assets Consist of:
Paid in capital                                                 $26,010,725
Accumulated undistributed net investment income                          --
Accumulated undistributed net realized gain on investments and
 foreign currency transactions                                       43,245
Net unrealized depreciation on investments                         (849,670)
                                                                -----------
                                                                $25,204,300
                                                                -----------
Beneficial shares outstanding (par value $0.01 each, unlimited
 shares authorized)                                               1,368,292
Net asset value per share                                       $     18.42

Statement of Operations
--------------------------------------------------------------------------------

                                Period May 1, 2001 through December 31, 2001
Investment Income:
Dividends (net of foreign taxes of $17,125)                     $    217,545
Interest                                                              21,874
                                                                 -----------
                                                                     239,419
                                                                 -----------
Expenses:
Management fees (Note 2)                                              54,509
Custodian and fund accounting fees                                    31,192
Transfer agent fees                                                   21,660
Professional fees                                                     35,448
Shareholder reports                                                   29,576
Registration fees                                                     37,777
Trustees' fees (Note 2)                                               14,363
Miscellaneous                                                            202
                                                                 -----------
Total expenses                                                       224,727
                                                                 -----------
Expenses reimbursed by investment manager (Note 2)                  (143,265)
                                                                 -----------
Net expenses                                                          81,462
                                                                 -----------
Net Investment Income                                                157,957
                                                                 -----------
Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain (loss) from:
 Investments                                                          81,199
 Foreign currency transactions                                        (7,674)
 Net unrealized depreciation on investments and foreign currency    (619,811)
                                                                 -----------
 Net realized and unrealized loss on investments and foreign
  currency                                                          (546,286)
                                                                 -----------
Net Decrease in Net Assets from Operations                       $  (388,329)
                                                                 -----------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                   Period May 1, 2001 through December 31, 2001
Operations:
Net investment income                                           $    157,957
Net realized gain                                                     73,525
Net unrealized depreciation                                         (619,811)
                                                                 -----------
Net decrease in net assets from operations                          (388,329)
                                                                 -----------
Distributions to Shareholders From:
Net investment income                                               (157,957)
Net realized gain                                                    (30,280)
                                                                 -----------
Total distributions                                                 (188,237)
                                                                 -----------
Beneficial Share Transactions:
Amounts received from sale of shares                              28,787,213
Net asset value of shares issued in reinvestment of
 distributions                                                       183,194
Amounts paid for shares redeemed                                  (7,102,185)
                                                                 -----------
Net increase from beneficial share transactions                   21,868,222
                                                                 -----------
Total increase in net assets                                      21,291,656
Net Assets:
Beginning of period (Note 1)                                       3,912,644
                                                                 -----------

End of period                                                    $25,204,300
                                                                 -----------
Shares sold                                                        1,571,053
Shares issued in reinvestment of distributions                        10,043
Shares redeemed                                                     (408,436)
                                                                 -----------
Net increase in shares outstanding                                 1,172,660
                                                                 -----------

See accompanying Notes to Financial Statements

                                        Dodge & Cox International Stock Fund / 6

Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1

Dodge & Cox International Stock Fund (the "Fund") is a separate series of Dodge & Cox Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's predeces-sor, Dodge & Cox International Equity Fund, L.L.C. (the "LLC"), was organized on October 25, 1999 as a private investment company that converted into, and had the same investment manager as, the Fund. The Fund was capitalized on April 30, 2001 upon the transfer of assets from the LLC and commenced opera-tions on May 1, 2001. This transaction was accomplished through a tax-free transfer of LLC assets valued at $3,912,644 (including $229,859 of unrealized depreciation) in exchange for 195,632 shares of the Fund. Immediately after the transfer, the LLC dissolved and the five equal owners of the LLC, who are officers and employees of Dodge & Cox and who are trustees of the Trust, be-came the initial shareholders of the Fund.

The Fund consistently follows accounting policies which are in conformity with accounting principles generally accepted in the United States of America. Sig-nificant accounting policies are as follows: (a) Security valuation: listed portfolio securities are valued at the last reported sales price on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask price; securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees; foreign securities are converted to U.S. dollars using pre-vailing exchange rates; short-term securities are valued at amortized cost which approximates current value. (b) Security transactions are accounted for on the trade date in the financial statements. (c) Gains and losses on securi-ties sold are determined on the basis of identified cost. (d) Dividend and in-terest income are recorded on the accrual basis; certain dividends from for-eign securities may be recorded as soon as the Fund is informed of the divi-dend if such information is obtained subsequent to the ex-dividend date. (e) Distributions to shareholders of income and capital gains are reflected in the net asset value computation on the ex-dividend date. (f) Foreign currency translation: investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end; purchases and sales of securities and income receipts are translated into U.S. dollars at the prevailing exchange rate on the re-spective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the differ-ence between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities. (g) The Fund may enter into forward foreign currency exchange contracts in order to reduce the exposure to changes in foreign currency exchange rates on the foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign curren-cies. (h) The Fund may enter into repurchase agreements which involve the pur-chase of securities from a counterparty with a simultaneous commitment to re-sell the securities at an agreed-upon date and price. In the event of default by the counterparty, the Fund has the contractual right to liquidate the secu-rities and to apply the proceeds in satisfaction of the obligation. (i) No provision for federal income taxes has been included in the accompanying fi-nancial statements since the Fund intends to distribute all of its taxable in-come and otherwise continue to comply with requirements for regulated invest-ment companies.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social insta-bility. These and other risk considerations are discussed in the Fund's Pro-spectus.

7 / Dodge & Cox International Stock Fund

--------------------------------------------------------------------------------
Note 2

Under a written agreement, the Fund pays an annual management fee of 6/10 of 1% of the Fund's average daily net asset value to Dodge & Cox, investment manager of the Fund. For the fiscal years ending December 31, 2001 and 2002, Dodge & Cox has contractually agreed to re-imburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of expenses to average net assets at 9/10 of 1%. The agreement is re-newable annually thereafter and is subject to 30 days written notice for termi-nation by either party. All officers and six of the trustees of the Trust are officers and employees of Dodge & Cox. Those trustees who are not affiliated with Dodge & Cox receive from the Trust an annual fee plus an attendance fee for each Board or Committee meeting attended. Payments to trustees are divided equally among each series of the Trust. The Trust does not pay any other remu-neration to its officers or trustees. At December 31, 2001, five shareholders of the Fund, who own 25% of the Fund's outstanding shares, are officers and em-ployees of Dodge & Cox and trustees of the Trust.

Note 3

The federal tax character of distributions paid in 2001 include $188,237 of or-dinary income ($0.16 per share) and no long term capital gain. At December 31, 2001, the tax basis components of accumulated undistributed income and net re-alized gain include $45,226 of ordinary income and no long term capital gain. As permitted by federal tax law, the Fund elected to defer realized net cur-rency losses of $1,981 occurring between November 1, 2001 and December 31, 2001, and to treat those losses as arising in the fiscal year ending December 31, 2002. For the eight months ended December 31, 2001, purchases and sales of securities, other than short-term securities, aggregated $21,650,192 and $2,915,949, respectively. At December 31, 2001, the cost of investments for federal income tax purposes was equal to the cost for financial reporting pur-poses. Net unrealized depreciation aggregated $849,670, of which $781,224 rep-resented appreciated securities and $1,630,894 represented depreciated securities.

                                        Dodge & Cox International Stock Fund / 8

Financial Highlights
--------------------------------------------------------------------------------

SELECTED DATA AND RATIOS (for a share outstanding throughout the period)
                                           May 1, 2001 through December 31, 2001

-----------------------------------------------------------------------------
Net asset value, beginning of period                                 $20.00
Income from investment operations:
  Net investment income                                                0.14
  Net realized and unrealized loss                                    (1.56)
                                                                   ----------
  Total from investment operations                                    (1.42)
                                                                   ----------
Distributions to shareholders from:
  Net investment income                                               (0.14)
  Net realized gain                                                   (0.02)
                                                                   ----------
  Total distributions                                                 (0.16)
                                                                   ----------
Net asset value, end of period                                       $18.42
                                                                   ----------
Total return                                                          (7.09)%
Ratios/supplemental data:
  Net assets, end of period (millions)                               $   25
  Ratio of expenses to average net assets                              0.90%
  Ratio of expenses to average net assets, excluding reimbursement by
   investment manager                                                  2.47%
  Ratio of net investment income to average net assets                 1.74%
  Portfolio turnover rate                                                23%

--------------------------------------------------------------------------------
9 / Dodge & Cox International Stock Fund

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all mate-rial respects, the financial position of the Dodge & Cox International Stock Fund (the "Fund", one of the series constituting Dodge & Cox Funds) at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2001 (commencement of opera-tions) through December 31, 2001, in conformity with accounting principles gen-erally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our au-dit of these financial statements in accordance with auditing standards gener-ally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

January 31, 2002

Special 2001 Tax Information (unaudited)
--------------------------------------------------------------------------------

The following information is provided pursuant to provisions of the Internal Revenue Code:

In 2001, the Fund has elected to pass through to shareholders foreign source income of $234,670 and foreign taxes paid of $17,125.

                                       Dodge & Cox International Stock Fund / 10

Dodge & Cox Funds--Officer & Trustee Information (unaudited)
--------------------------------------------------------------------------------

                                Position with Trust            Principal Occupation       Other Directorships
 Name (Age) and Address*        (Time Served)                  During Past 5 Years        Held by Trustees
-------------------------------------------------------------------------------------------------------------
 Interested Trustees & Officers
 -------------------------------------------------------------------------------------------------------------
 Harry R. Hagey (60)            Chairman and Trustee           Chairman, Chief                       --
                                (Trustee since 1975)           Executive Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee
 --------------------------------------------------------------------------------------------------------------
 John A. Gunn (58)              President and Trustee          President, Chief                      --
                                (Trustee since 1985)           Investment Officer and
                                                               Director of Dodge & Cox,
                                                               Portfolio Manager, and
                                                               member of Investment
                                                               Policy Committee, Fixed
                                                               Income Strategy
                                                               Committee, and
                                                               International Investment
                                                               Policy Committee
 --------------------------------------------------------------------------------------------------------------
 A. Horton Shapiro (62)         Executive Vice President       Senior Vice President                 --
                                and Trustee                    and Director of Dodge &
                                (Trustee since 1985)           Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee
 --------------------------------------------------------------------------------------------------------------
 Katherine Herrick Drake (47)   Vice President and Trustee     Vice President of Dodge               --
                                (Trustee since 1993)           & Cox, Portfolio
                                                               Manager, and member of
                                                               Investment Policy
                                                               Committee
 ---------------------------------------------------------------------------------------------------------------
 Dana M. Emery (40)             Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1993)           (since 1998) and
                                                               Director of Dodge & Cox,
                                                               Manager--Fixed Income,
                                                               and member of Investment
                                                               Policy Committee and
                                                               Fixed Income Strategy
                                                               Committee
 ----------------------------------------------------------------------------------------------------------------
 Kenneth E. Olivier (49)        Vice President and Trustee     Senior Vice President                 --
                                (Trustee since 1992)           and Director of Dodge &
                                                               Cox, Portfolio Manager,
                                                               and member of Investment
                                                               Policy Committee
 ----------------------------------------------------------------------------------------------------------------
 John M. Loll (35)              Treasurer and Assistant        Vice President and                    --
                                Secretary (Officer since 2000) Treasurer (since 2000)
                                                               of Dodge & Cox; prior to
                                                               2000, Fund
                                                               Administration and
                                                               Accounting Manager,
                                                               Dodge & Cox
 ----------------------------------------------------------------------------------------------------------------
 Thomas M. Mistele (48)         Secretary and Assistant        Vice President (since                 --
                                Treasurer (Officer since 2000) 1998), Secretary and
                                                               General Counsel of Dodge
                                                               & Cox
 -----------------------------------------------------------------------------------------------------------------
 Independent Trustees
 ----------------------------------------------------------------------------------------------------------------
 L. Dale Crandall (60)          Trustee (Since: 1999)          President, Kaiser          Director, Union BanCal
                                                               Foundation Health Plan,    Corporation (bank
                                                               Inc. and Kaiser            holding company) and
                                                               Foundation Hospitals       Union Bank of California
                                                               (2000-Present);            (commercial bank)
                                                               Executive Vice             (2001-Present)
                                                               President--Finance and
                                                               Administration & CFO,
                                                               Kaiser Foundation Health
                                                               Plan, Inc. and Kaiser
                                                               Foundation Hospitals
                                                               (1998-2000); Executive
                                                               Vice President & CFO,
                                                               APL Limited (shipping)
                                                               (1995-1998)
 -------------------------------------------------------------------------------------------------------------------
 Max Gutierrez, Jr. (71)        Trustee (Since: 1985)          Partner in Brobeck,                   --
                                                               Phleger & Harrison,
                                                               Attorneys
 -------------------------------------------------------------------------------------------------------------------
 Will C. Wood (62)              Trustee (Since: 1992)          Principal, Kentwood        Director, Banco
                                                               Associates, Financial      Latinoamericano de
                                                               Advisers                   Exportaciones S.A.
                                                                                          (Latin American Foreign
                                                                                          Trade Bank) (1999-
                                                                                          Present); Director, Dover
                                                                                          Investment Corp. (Real
                                                                                          Estate Development)
                                                                                          (1992-Present)
-------------------------------------------------------------------------------------------------------------------

* The address for each Officer and Trustee is One Sansome Street, 35th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all four portfolios in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Funds' Trustees is available in the Funds' Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting Dodge & Cox Funds at 1-800-621-3979.